UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
J.Jill, Inc.
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

4 Batterymarch Park

Quincy Massachusetts, 02169

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 3, 2025

To the Stockholders of J.Jill, Inc.:

Notice is hereby given that the 2025 Annual Meeting of Stockholders of J.Jill, Inc. (the “Company,” “J.Jill” or “we”) is to be held on Tuesday, June 3, 2025 at 8:00 AM Eastern, online at https://web.lumiagm.com/298043967 (the “Annual Meeting”). The Annual Meeting is called for the following purposes:

1. To elect (a) three directors to our Board of Directors (the “Board of Directors”) to serve as Class II directors for a term of three years expiring at the Annual Meeting of Stockholders to be held in 2028; (b) one director to our Board of Directors to serve as a Class I director for a term of two years expiring at the Annual Meeting of Stockholders to be held in 2027; and (c) one director to our Board of Directors to serve as a Class III director for a term of one year expiring at the Annual Meeting of Stockholders to be held in 2026, until each such director’s successor has been duly elected and qualified;

2. To ratify the appointment of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the current fiscal year ending January 31, 2026;

3.  To approve the J.Jill, Inc. Amended and Restated 2017 Omnibus Equity Incentive Plan (the “A&R 2017 Plan”);

4. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement; and

5. To consider and take action upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice.

If you were a stockholder of record of J.Jill, Inc. common stock as of the close of business on April 7, 2025, you are entitled to receive this Notice and vote at the Annual Meeting and any adjournments or postponements thereof, provided that our Board of Directors may fix a new record date for an adjourned meeting. Our stock transfer books will not be closed. A list of the stockholders entitled to vote at the Annual Meeting may be examined at our principal executive offices in Quincy, Massachusetts during ordinary business hours or on a reasonably accessible electronic network as provided by applicable law in the 10-day period preceding the meeting for any purposes related to the meeting.

We are pleased to take advantage of the Securities and Exchange Commission (the “SEC”) rules that allow us to furnish these proxy materials (including an electronic Proxy Card for the meeting) and our 2024 Annual Report to Stockholders (including our Annual Report on Form 10-K for the fiscal year ended February 1, 2025 (“Fiscal Year 2024”)) to our stockholders via the Internet. On or about April 22, 2025, we will mail to our

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stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and 2024 Annual Report to Stockholders and how to vote. We believe that posting these proxy materials on the Internet enables us to provide our stockholders with the information they need to vote more quickly, while lowering the cost and reducing the environmental impact of printing and delivering annual meeting materials.

You are cordially invited to attend the Annual Meeting, which will be conducted in a virtual-only format via a live audio webcast. We believe that this virtual format facilitates stockholder attendance, provides all stockholders a consistent experience, and allows for participation regardless of location. In order to be admitted to the virtual meeting website, you will need to use the 11-digit control number that accompanies your proxy materials and type the password “jjill2025” to log in to the meeting. The Annual Meeting will begin promptly at 8:00 AM Eastern on Tuesday, June 3, 2025. We encourage you to access the meeting 15 minutes prior to the start time (at 7:45 AM Eastern) allowing ample time to log in to the meeting webcast and test your computer audio system. If you encounter any difficulty accessing the Annual Meeting, please visit https://www.lumiglobal.com/hubfs/meeting-faq.pdf for assistance.

Whether or not you expect to attend virtually, our Board of Directors respectfully requests that you vote your shares of common stock in the manner described in the Proxy Statement. You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the Annual Meeting.

By Order of the Board of Directors of J.Jill, Inc.,

Michael Rahamim

Chair, Board of Directors

Quincy, Massachusetts

Dated: April 9, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON TUESDAY, JUNE 3, 2025 VIA AUDIO WEBCAST ONLY: J.Jill, Inc.’s Proxy Statement and Annual Report on Form 10-K for Fiscal Year 2024 are also available at www.astproxyportal.com/ast/JJill.

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J.JILL, INC.

Proxy Statement

for the

Annual Meeting of Stockholders

To Be Held June 3, 2025

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J.JILL, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 3, 2025

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is furnished to our stockholders in connection with the solicitation of proxies on behalf of our Board of Directors for use at the Annual Meeting or for use at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held on Tuesday, June 3, 2025 at 8:00 AM Eastern online at https://web.lumiagm.com/298043967. Only stockholders of record at the close of business on April 7, 2025 are entitled to notice of and to vote at our Annual Meeting.

The Annual Meeting will be conducted in a virtual-only format via live audio webcast. Stockholders who attend the Annual Meeting will have an opportunity to vote and to submit written questions electronically at the Annual Meeting. Stockholders can attend the Annual Meeting by visiting https://web.lumiagm.com/298043967. In order to be admitted to the virtual meeting website, you will need to use the unique 11-digit control number previously provided with your proxy materials and type the password “jjill2025” to log in to the meeting. The Annual Meeting will begin promptly at 8:00 AM Eastern. We encourage you to access the meeting 15 minutes prior to the start time, allowing ample time to log in to the meeting webcast and test your computer audio system. If you encounter any difficulty accessing the Annual Meeting, please visit https://www.lumiglobal.com/hubfs/meeting-faq.pdf for assistance.

In accordance with the rules of the SEC, we are furnishing proxy materials, including the Notice, this Proxy Statement, our 2024 Annual Report to Stockholders, including financial statements, and a Proxy Card for the Annual Meeting, by providing access to them on the Internet to save printing costs and reduce our impact on the environment. These materials were first available on the Internet on April 9, 2025. On or about April 22, 2025, we will mail a Notice of Internet Availability of Proxy Materials to our stockholders of record and beneficial owners as of April 7, 2025, the record date for the Annual Meeting. This Proxy Statement and the Notice of Internet Availability of Proxy Materials contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the Internet. You will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet. If you prefer to receive printed copies of our proxy materials, the Notice of Internet Availability of Proxy Materials contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the Proxy Card or Voter Instruction Card that you will receive in response to your request.

Each of our stockholders is entitled to one vote for each share held as of the record date with respect to all matters that may be considered at the Annual Meeting. Stockholder votes will be tabulated by persons appointed by our Board of Directors to act as inspectors of election for the Annual Meeting.

We bear the expense of soliciting proxies. Our directors, officers, or employees may also solicit proxies personally or by telephone, email, facsimile, or other means of communication. We do not intend to pay additional compensation for doing so. In addition, we might reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries representing beneficial owners of our common stock, for their expenses in forwarding soliciting materials to those beneficial owners.

QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING

Q: Why am I receiving these proxy materials?

A: We are furnishing you these proxy materials in connection with the solicitation of proxies on behalf of our Board of Directors for use at the Annual Meeting. This Proxy Statement includes information that we are required to provide under SEC rules and is designed to assist you in voting your shares.

Proxies in proper form received by us at or before the time of the Annual Meeting will be voted as specified. Stockholders may specify their choices by marking the appropriate boxes on their Proxy Card. If a Proxy Card is dated, signed and returned without specifying choices, the proxies will be voted in accordance with the recommendations of our Board of Directors set forth in this Proxy Statement, and, in their discretion, upon such other business as may properly come before the Annual Meeting. Business transacted at the Annual Meeting will be confined to the purposes stated in the Notice of Annual Meeting. Shares of our common stock, par value $0.01 per share, cannot be voted at the Annual Meeting unless the holder attends the Annual Meeting or is represented by proxy.

Q: Who may vote at the Annual Meeting?

A: Our Board of Directors set April 7, 2025 as the record date for the Annual Meeting. If you owned shares of our common stock at the close of business on April 7, 2025, you may attend and vote at the Annual Meeting. On all matters to be voted on, each stockholder is entitled to one vote for each share of common stock held by such stockholder. As of April 7, 2025, there were 15,283,043 shares of our common stock outstanding and entitled to vote at the Annual Meeting.

Q: How do I attend the Annual Meeting?

A: The Annual Meeting will begin promptly at 8:00 AM Eastern on Tuesday, June 3, 2025. Online check-in will begin 15 minutes prior to the start of the Annual Meeting to allow ample time to log in to the meeting webcast and test your computer audio system.

You may attend the Annual meeting and vote your shares by visiting https://web.lumiagm.com/298043967. In order to be admitted to the virtual meeting website, you will need to use the unique 11-digit control number previously provided with proxy materials and type the password “jjill2025” to log in to the meeting. If you encounter any difficulty accessing the Annual Meeting, please visit https://www.lumiglobal.com/hubfs/meeting-faq.pdf for assistance.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (formerly known as American Stock Transfer & Trust Company, LLC), you are considered, with respect to those shares, a stockholder of record. As a stockholder of record, you have the right to vote electronically at the Annual Meeting.

If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. In that case, the Notice of Internet Availability of Proxy Materials has been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instructions included in the Notice of Internet Availability of Proxy Materials.

Q: What is the quorum requirement for the Annual Meeting?

A: Holders of a majority of the voting power of all of our outstanding shares of our common stock entitled to vote at the meeting must be present in person (virtually) or represented by proxy at the Annual Meeting in order for us to hold the Annual Meeting and conduct business. This is called a quorum. Your shares will be counted as present at the Annual Meeting if you:

•	Are present virtually and entitled to vote electronically at the Annual Meeting; or

•	Properly submitted a Proxy Card or Voter Instruction Card.

If you are attending the Annual Meeting or represented by proxy, but withhold your vote or abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote for purposes of certifying a quorum. Each of the proposals listed in this Proxy Statement identifies the votes needed to approve the proposed action.

Q: What proposals will be voted on at the Annual Meeting?

A: The four proposals to be voted on at the Annual Meeting are as follows:

1. To elect (a) three directors to our Board of Directors to serve as Class II directors for a term of three years expiring at the Annual Meeting of Stockholders to be held in 2028; (b) one director to our Board of Directors to serve as a Class I director for a term of two years expiring at the Annual Meeting of Stockholders to be held in 2027; and (c) one director to our Board of Directors to serve as a Class III director for a term of one year expiring at the Annual Meeting of Stockholders to be held in 2026, until each such director’s successor has been duly elected and qualified;

2. To ratify the appointment of Grant Thornton as our independent registered public accounting firm for the current fiscal year ending January 31, 2026;

3. To approve the A&R 2017 Plan; and

4. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement.

We will also consider any other business that properly comes before the Annual Meeting. As of the record date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the proxy named in your Proxy Card or Voter Instruction Card will vote the shares it represents using its best judgment.

Q: What is the vote required for each proposal and what are my voting choices?

A: With respect to Proposal 1, the election of directors, you may vote FOR, FOR ALL EXCEPT or WITHHOLD. A plurality of the votes cast is required to be elected as a director. A “plurality of the votes cast” means that the five director nominees that receive the most number of votes cast “FOR” will be elected. If you WITHHOLD from voting on Proposal 1, the withheld vote will have no effect on the outcome of the vote (only because the outcome is determined by the number of affirmative votes for each director).

With respect to Proposal 2, Proposal 3 or Proposal 4, you may vote FOR, AGAINST or ABSTAIN, and the vote required is the affirmative vote of a majority of the voting power of shares of stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon. If you ABSTAIN from voting on Proposal 2, Proposal 3 or Proposal 4, the abstention will have the same effect as an AGAINST vote.

Q: How does our Board of Directors recommend that I vote?

A: Our Board of Directors recommends that you vote:

1. FOR the election of the director nominees named in this Proxy Statement;

2. FOR the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the current fiscal year ending January 31, 2026;

3. FOR the approval of the A&R 2017 Plan; and

4. FOR the advisory vote on the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement.

Q: What is the effect of a broker non-vote?

A: Under NYSE rules, brokers or other nominees who hold shares for a beneficial owner only have the discretion to vote on “routine” proposals if they have not received voting instructions from the beneficial owner prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive instructions from the beneficial owner regarding how to vote on a proposal that is not “routine” and therefore does not have the discretion to direct the voting of the shares on such proposal. Broker non-votes are counted for purposes of calculating whether a quorum is present virtually at the Annual Meeting for all proposals. Proposal 2 is the only “routine” matter being presented at the Annual Meeting, and therefore brokers or other nominees may exercise discretion to vote on Proposal 2 in the absence of voting instruction from the beneficial owner. However, Proposals 1, 3 and 4 are not “routine” matters. As a result, broker non-votes will not be counted for purposes of determining the number of votes cast with respect to Proposals 1, 3 and 4, and, therefore, will not affect the outcome of the vote on those proposals at the Annual Meeting.

Q: Can I access these proxy materials on the Internet?

A: Yes. The Notice of Annual Meeting, Proxy Statement, and 2024 Annual Report to Stockholders (including the Annual Report on Form 10-K for Fiscal Year 2024) will be available for viewing, printing, and downloading at www.astproxyportal.com/ast/JJill. They are also available under the Financial Information—SEC Filings section of our Investor Relations website at https://investors.jjill.com/ and through the SEC’s EDGAR system at http://www.sec.gov. All materials will remain posted on www.astproxyportal.com/ast/JJill at least until the conclusion of the Annual Meeting.

Q: How may I vote my shares electronically at the Annual Meeting?

A: If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (formerly known as American Stock Transfer & Trust Company, LLC), you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to vote electronically at the Annual Meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the Annual Meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares electronically at the Annual Meeting unless you obtain a “legal proxy” from the broker, nominee or trustee that holds your shares, giving you the right to vote the shares at the Annual Meeting. Please contact your broker, nominee or trustee if you wish to obtain such a “legal proxy.”

Q: How can I vote my shares without attending the Annual Meeting?

A: If your shares are held by a broker, bank or other nominee, they should send you instructions that you must follow in order to have your shares voted. If you hold shares in your own name, you may vote by proxy without attending the Annual Meeting in any one of the following ways:

•	Via the Internet by following the instructions provided in the Notice of Internet Availability; or

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By requesting that printed copies of the proxy materials be mailed to you pursuant to the instructions provided in the Notice of Internet Availability and completing, dating, signing and returning the Proxy Card that you receive in response to your request using the mailing instructions provided.

Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet or mail so that your vote will be counted if you later decide not to attend the Annual Meeting.

The Internet voting procedures are designed to authenticate stockholders’ identities by use of a control number to allow stockholders to vote their shares and to confirm that stockholders’ instructions have been properly recorded. Voting via the Internet must be completed by 11:59 PM Eastern on June 2, 2025. Of course, as described in the immediately preceding question and answer, you can always virtually attend the Annual Meeting and vote your shares electronically. If you submit or return a Proxy Card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors, as permitted by law.

Q: How can I change my vote after submitting it?

A: If you are a stockholder of record, you can revoke your proxy before your shares are voted at the Annual Meeting by:

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Filing a written notice of revocation bearing a later date than the proxy with our Secretary and General Counsel at 4 Batterymarch Park, Quincy, Massachusetts 02169 at or before the taking of the vote at the Annual Meeting;

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Duly executing a later-dated proxy relating to the same shares and delivering it to our Secretary and General Counsel at 4 Batterymarch Park, Quincy, Massachusetts 02169 at or before the taking of the vote at the Annual Meeting;

•	Attending the Annual Meeting and voting electronically (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy); or

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If you voted via the Internet, voting again by the same means prior to 11:59 PM Eastern on June 2, 2025 (your latest Internet vote, as applicable, will be counted and all earlier votes will be disregarded).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker, or other holder of record. You may also vote electronically at the Annual Meeting if you obtain a legal proxy from them.

Q: How can I submit questions in the Annual Meeting?

A: You are encouraged to submit your questions during the Annual Meeting at https://web.lumiagm.com/298043967 by using your unique 11-digit control number previously provided with your proxy materials and typing the password “jjill2025” to log in.

We reserve the right to exclude questions regarding topics that are not pertinent to Annual Meeting matters or Company business. If we receive substantially similar questions, we may group questions together and provide a single response to avoid repetition. We may decide in our sole discretion whether to address a question during the Annual Meeting or to address a question at a later date, either directly with the party asking the question or on our Investor Relations webpage. If you encounter any difficulty submitting your questions or accessing the Annual Meeting, please visit https://www.lumiglobal.com/hubfs/meeting-faq.pdf for assistance.

Q: Is TowerBrook entitled to designate any director nominees for election to our Board of Directors?

A: Under the Stockholders Agreement, dated as of March 14, 2017 (the “Stockholders Agreement”), TI IV JJill Holdings, LP (“TI IV”), an affiliate of TowerBrook Capital Partners L.P. (“TowerBrook”), has the right to appoint (i) a majority of our Board of Directors so long as it beneficially owns more than 50% of our common stock, (ii) a pro rata share of the members of our Board of Directors, rounded up to the nearest whole number, for so long as it beneficially owns less than 50% but more than 10% of our common stock and (ii) at least one director as long as it beneficially owns less than 10% but more than 5% of our stock. TowerBrook’s ownership percentage of our common stock was 48% as of April 7, 2025.

Q: Where can I find the voting results of the Annual Meeting?

A: We will announce the preliminary voting results at the Annual Meeting. We will publish the results in a Current Report on Form 8-K filed with the SEC within four business days of the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Current Report on Form 8-K and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

Q: For how long can I access the proxy materials on the Internet?

A: The Notice of Annual Meeting, Proxy Statement, 2024 Annual Report to Stockholders, and Annual Report on Form 10-K for Fiscal Year 2024 will remain posted at www.astproxyportal.com/ast/JJill until the conclusion of the Annual Meeting, and also are and will remain available, free of charge, in PDF and HTML format under the Financial Information—SEC Filings section of our Investor Relations website at https://investors.jjill.com/.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Board of Directors currently consists of eight directors, with no vacancies. The terms of the Class II directors, Michael Eck, Shelley Milano and Michael Recht, expire at the Annual Meeting. Additionally, Courtnee Chun and Mary Ellen Coyne are also director nominees at the Annual Meeting. Ms. Chun was appointed to the Board of Directors on September 3, 2024 as a Class I Director for an initial term expiring at the Annual Meeting. In February 2025, Ms. Coyne was appointed to serve as the Company’s Chief Executive Officer and President, effective May 1, 2025, to succeed the Company’s current Chief Executive Officer and President, Claire Spofford, following Ms. Spofford’s previously disclosed decision to retire, effective April 30, 2025. On May 1, 2025, Ms. Coyne will also assume Ms. Spofford’s seat on our Board of Directors as a Class III Director for an initial term expiring at the Annual Meeting.

Our Board of Directors has nominated (i) Michael Eck, Shelley Milano and Michael Recht to serve as Class II directors for a term expiring at the 2028 Annual Meeting of Stockholders (the “Class II Nominees”); (ii) Courtnee Chun to serve as Class I director for a term expiring at the 2027 Annual Meeting of Stockholders (the “Class I Nominee”), and (iii) Mary Ellen Coyne to serve as a Class III director for a term expiring at the 2026 Annual Meeting of Stockholders (the “Class III Nominee” and, together with the Class I Nominee and the Class II Nominees, the “Nominees”), in each case until their respective successors have been duly elected and qualified. The persons named as proxies will vote to elect the Nominees as Class I, Class II, and Class III directors, respectively, unless a stockholder indicates that his or her shares should be withheld with respect to the nominee.

In the event that any of the Nominees become unavailable or decline to serve as a director at the time of the Annual Meeting, the persons named as proxies will vote the proxies in their discretion for any nominee who is designated by the Board of Directors to fill the vacancy.

If you are a beneficial owner of shares held in street name and you do not provide your broker with voting instructions, your broker may not vote your shares on the election of the directors. Therefore, it is important that you vote.

In connection with our initial public offering in March 2017 (our “IPO”), we entered into the Stockholders Agreement with TI IV, an affiliate of TowerBrook, which provides that TI IV has the right to appoint (i) a majority of our Board of Directors so long as it beneficially owns more than 50% of our common stock, (ii) a pro rata share of the members of our Board of Directors, rounded up to nearest whole number, for so long as it beneficially owns less than 50% but more than 10% of our common stock and (ii) at least one director as long as it beneficially owns less than 10% but more than 5% of our stock. TowerBrook’s ownership percentage of our common stock was 48% as of April 7, 2025.

Our Board of Directors recommends that you vote FOR the Nominees for our Board of Directors in this Proposal 1.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information about our directors and executive officers as of the date of this Proxy Statement. There is no family relationship between any director or executive officer of the Company. The business address for the Nominees for matters regarding the Company is 4 Batterymarch Park, Quincy, Massachusetts 02169.

Name	Age	Position(s) with J.Jill, Inc.	Director Since
Claire Spofford(1)	63	Chief Executive Officer, President and Director through April 30, 2025	February 2021
Mark Webb	53	Executive Vice President, Chief Financial Officer and Chief Operating Officer	N/A
Shelley Liebsch	49	Senior Vice President, Chief Merchandising Officer	N/A
Maria Martinez	57	Senior Vice President, Chief Human Resources Officer	N/A
Elliot Staples	55	Senior Vice President, Creative Director	N/A

Current Directors(2)
Michael Rahamim	72	Chairman of the Board of Directors	February 2017
Michael Eck	62	Director	February 2017
Jyothi Rao	56	Director	July 2021
Shelley Milano	68	Director	June 2019
Michael Recht	45	Director	February 2017
Andrew Rolfe	58	Director	February 2017
Courtnee Chun	50	Director	September 2024

(1)	Ms. Spofford will retire from the Company as of April 30, 2025.
(2)

As of the date of this Proxy Statement, Ms. Coyne was not a director. She will assume Ms. Spofford’s seat on the Board of Directors in connection with her appointment as Ms. Spofford’s successor as the Company’s Chief Executive Officer and President, effective May 1, 2025.

Set forth below is a brief biography of each of our Nominees, directors and executive officers.

Directors

Class II Nominees

The terms of the following Class II directors will expire at the Annual Meeting. Michael Eck, Shelley Milano and Michael Recht are the Class II Nominees for election at the Annual Meeting, for terms that will expire at the 2028 Annual Meeting of Stockholders and until each of their successors have been duly elected and qualified.

Michael Eck has served as a director of J.Jill since our conversion to a corporation in February 2017 and served on our Board of Directors of our former parent company since November 2016. Mr. Eck was the Global Head of the Consumer and Retail Investment Banking Group at Morgan Stanley from 2008 until his retirement in 2014. Prior to that, Mr. Eck worked at Citigroup from 1993 to 2008, where he was the Global Head of the Consumer and Retail Banking Group, and at Credit Suisse First Boston from 1987 to 1993. In January 2016, Mr. Eck joined M. Klein and Company, a global strategic advisory firm, as a Senior Advisor. From December 1, 2017 to December 31, 2018, Mr. Eck served as the Interim Chief Executive Officer of The Johnson Controls Hall of Fame Village, a company developing a multi-use destination attraction and media platform in association with the Pro Football Hall of Fame. From February 2020 to October 2020, Mr. Eck was a member of the Board of Directors of Churchill Capital Corp III, a Special Purpose Acquisition Company listed on the New York Stock

Exchange (the “NYSE”) under the symbol “CCXX.” From 2015 to April 2018, he served as an independent Board member and Chairman of the Audit Committee of Blue Buffalo Pet Products, Inc., a publicly-held leading natural pet food company, until Blue Buffalo Pet Products, Inc. was acquired by General Mills Inc. in April 2018. Mr. Eck is also the co-founder and board member of Steer for Student Athletes. In addition, he previously served as a Board member of USA Ultimate and as a member of the Senior Advisory Board of Shopkick. Mr. Eck received his MIM from Northwestern University and his B.S. in Business from the McIntire School of Commerce at the University of Virginia. He was selected to serve on our Board of Directors because of his extensive knowledge of corporate strategy, corporate financing and accounting, capital investment and operations and the consumer sector.

Shelley Milano has served as a director of J.Jill since June 2020. From 2015 to 2020, Ms. Milano was with L Brands, owner of the Victoria’s Secret, PINK and Bath & Body Works brands, where the most recent role she held prior to her departure was Executive Vice President and Chief Human Resources Officer. In this role, she was responsible for advancing enterprise talent and development initiatives to enable growth of the business and L Brands associates. Prior to being named Chief Human Resources Officer, she served as the company’s Senior Vice President and General Counsel for three years. Before joining L Brands in 2015, Ms. Milano was Senior Vice President, General Counsel and Secretary at Eddie Bauer, Inc.; Executive Vice President and General Counsel at Starbucks Corporation; and Vice President and General Counsel at Honda of America Mfg., Inc. Ms. Milano has served as a director of Urban Hardwoods and Bartell Drugs. She received her J.D. degree from Berkeley Law and her B.A. degree in Accountancy from Adrian College. Ms. Milano was selected to serve on our Board of Directors because of her expertise in the areas of Human Resources, her legal knowledge and her prior experience in the retail industry.

Michael Recht has served as a director of J.Jill since our conversion to a corporation in February 2017 and served on our Board of Directors of our former parent company since May 2015. Mr. Recht is a Managing Director at TowerBrook, our principal stockholder, where he leads the firm’s consumer efforts in North America and has worked since 2013. Prior to joining TowerBrook, he was a member of the consumer investing teams at Apax Partners and Thoma Bravo, where he was actively involved across several investments including Cole Haan and Excelligence Learning Corporation. Prior to that, Mr. Recht was a member of the Technology & Defense teams at CIBC World Markets. He currently serves on the boards of KeHe Distributors Holdings, LLC, Ignite Fitness Holdings, Stonebridge Companies and Demakes Enterprises. He also serves on the Board of Minds Matter, a non-profit mentoring organization. He formerly served on the Board of Directors of Kevin’s Natural Foods and Wilton Brands. He received his M.B.A. from the Kellogg School of Management at Northwestern University and his B.A. from Williams College. With more than 20 years’ experience in consumer investing, he was selected to serve on our Board of Directors because of his broad financial knowledge, particularly in the retail and consumer products industries.

Class III Directors

The terms of the following Class III directors will expire at the 2026 Annual Meeting of Stockholders.

Andrew Rolfe has served as a director of J.Jill since our conversion to a corporation in February 2017 and served on the Board of Directors of our former parent company since May 2015. From January 2006 until January 2024, Mr. Rolfe held various positions with TowerBrook including serving as Vice Chair, Managing Director and the Head of Private Equity, USA, Chairman of the Portfolio Committee, and a member of the Investment and Management Committees. Prior to joining TowerBrook, Mr. Rolfe served as President of The Gap Inc.’s International Division from November 2003 until February 2006, where he also served as a member of the Executive Leadership Team. Mr. Rolfe has also held roles as the Chairman and Chief Executive Officer of Pret A Manger (Europe) Ltd and the Chief Executive Officer of Booker Foodservice. He previously served as a director of True Religion Apparel, Inc., Wilton Industries Inc, Jimmy Choo Inc, Kaporal Jeans Inc, Beverages & More, Inc, and KeHe Distributors Holdings LLC. He currently serves as Chair of Planet42 Ltd, and a director of

Ally WasteServices LLC. Mr. Rolfe received his M.B.A. from Harvard Business School and his B.A. from Oxford University. He was selected to serve on our Board of Directors because of his extensive experience in leadership positions in the retail industry.

Michael Rahamim has served as Chairman of the Board of Directors of J.Jill since our conversion to a corporation in February 2017 and served as Chairman of the Board of Directors of our former parent company since May 2015. From January 2011 through January 2014, Mr. Rahamim served as the Executive Chairman of Phase Eight (Fashion & Designs) Limited (“Phase Eight”), a portfolio company of TowerBrook, our principal stockholder, and remained Chairman of the Board until January 2015, when Phase Eight was sold. Mr. Rahamim has over 20 years of experience in the fashion retail industry. In 1992, Mr. Rahamim developed the UK franchise of Kookai S.A., a French high fashion business, and introduced the Sandro and Maje French high fashion brands to the UK. Mr. Rahamim has previously worked in soft commodities and financial futures and was one of the founding seat holders on the London International Financial Futures Exchange. He qualified as a Chartered Accountant in 1977. Mr. Rahamim currently serves as a director of Kaporal Jeans and has served as a director of Whistles Limited from March 2009 until April 2016. He is also a member of the Senior Advisory Board of TowerBrook. Mr. Rahamim was selected to serve on our Board of Directors because of his extensive understanding of the international fashion retail industry through his experience in leadership positions and his investments with other retailers.

Class III Nominee

Ms. Coyne is a Class III Nominee for election at the Annual Meeting, for a term that will expire at the 2026 Annual Meeting of Stockholders and until her successor has been duly elected and qualified.

Mary Ellen Coyne was appointed on February 27, 2025 to serve as the Company’s Chief Executive Officer and President to succeed the Company’s current Chief Executive Officer and President, Claire Spofford, following Ms. Spofford’s previously disclosed decision to retire. Ms. Coyne, age 59, previously served as the Chief Executive Officer of J.McLaughlin from July 2016 until April 2025. Ms. Coyne spent fifteen years at Ralph Lauren, having most recently served as the Chief Merchandising Officer of the POLO Women’s and Children’s divisions. Prior to her role at Ralph Lauren, she held merchandising positions at Victoria’s Secret, The Gap and Ann Taylor and began her career in the Macy’s Training Program. Ms. Coyne earned a bachelor’s degree in business administration from Loyola University in Maryland. Her appointment as Chief Executive Officer and President is effective as of May 1, 2025.

Class I Director

The term of the following Class I director will expire at the 2027 Annual Meeting of Stockholders.

Jyothi Rao has served as a director of J.Jill since July 2021. Ms. Rao was most recently the Chief Executive Officer and President of INTERMIX, an omni-channel boutique retailer, curating a mix of established and emerging designer brands. Prior to joining INTERMIX in 2014, Ms. Rao served as Executive Vice President and General Manager of Gilt.com where she was instrumental in growing the business into a leading digital fashion site. Before Gilt, Ms. Rao served as Senior Vice President and General Manager at Calvin Klein, where she launched the Specialty Retail division. Previously, Ms. Rao spent 16 years at The Gap Inc., where she held several leadership and merchandising positions. Ms. Rao has served on the board of Careismatic Brands since 2024. Since 2020, Ms. Rao has served as a Board Advisor for Bubble Beauty, a leading Gen Z skincare brand, as well as Contentsquare, an e-commerce customer experience data analytics technology company. Ms. Rao is also a Board Member of SALUTE, a non-profit focused on promoting South Asian women leaders. Ms. Rao received her B.B.A. in Marketing from the University of Texas at Austin. Ms. Rao was selected to serve on our Board of Directors because of her experience in the retail industry with expertise in the U.S. women’s customer segment, brand-building, merchandising and digital.

Class I Nominee

Ms. Chun is a Class I Nominee for election at the 2025 Annual Meeting, for a term that will expire at the 2027 Annual Meeting of Stockholders and until her successor has been duly elected and qualified.

Courtnee Chun has served as a director of J.Jill since September of 2024. Ms. Chun was with Liberty Media Corporation for 16 years where she served as Senior Advisor, Chief Portfolio Officer and SVP Investor Relations for Liberty Media Corporation, Qurate Retail, Inc., Liberty TripAdvisor Holdings, Inc., Liberty Broadband Corporation, and GCI Liberty. Prior to that, Ms. Chun served as VP Opportunity Development at Level 3, Chief Financial Officer at New Global Telecom, and prior to these roles, received extensive transaction experience through corporate development work at FirstWorld Communications and investment banking at J.P. Morgan. Ms. Chun has served on the board of Central Garden and Pet, Inc. since 2021. She formerly served on the boards of HSNi, Expedia Group, Inc., and LendingTree, Inc. Ms. Chun co-founded the Women’s eCommerce Network (WeCN) to unite female leaders in eCommerce and provide mentorship and practical guidance for promising female entrepreneurs. Ms. Chun was selected to serve on our board of directors because of her experience in investor relations and strategy.

Retiring Director

Ms. Spofford’s service on our Board of Directors will end in connection with her previously announced retirement from the Company on April 30, 2025.

Claire Spofford was appointed as Chief Executive Officer and President in February 2021 and has served as a director of J.Jill since her appointment. Prior to joining J.Jill, Ms. Spofford was the President of Cornerstone Brands from December 2017 to October 2020. In that role, she oversaw a portfolio of four interactive, aspirational home and apparel lifestyle brands: Ballard Designs, Frontgate, Garnet Hill and Grandin Road. She led the team there in evolving the brands into profitable, digitally-driven omnichannel businesses. Before being promoted into this role, from 2014 to October 2017, Ms. Spofford was the President of Garnet Hill. Prior to that, Ms. Spofford was Senior Vice President and Chief Marketing Officer of J.Jill and held numerous leadership roles at Orchard Brands, including Interim President and Chief Executive Officer, Group President for Premium Brands and President of Appleseed’s. Before joining Orchard Brands, she served as Vice President, Global Marketing of Timberland. Ms. Spofford currently serves on the Board of Directors of Leslie’s, Inc. and Reclaim Childhood, and she previously served on the Boards of White Flower Farm and Project Adventure, Inc. Ms. Spofford received her M.B.A. from Babson College and her B.A. from the University of Vermont. Ms. Spofford was elected to serve on our Board of Directors because of her extensive experience in leadership positions in the retail industry. As previously disclosed, Ms. Spofford will retire from her service as the Chief Executive Officer and President and Director of the Company on April 30, 2025.

Required Vote

The Class I, Class II, and Class III director nominees receiving the highest number of affirmative votes of our common stock represented virtually or by proxy at the Annual Meeting and entitled to vote at the Annual Meeting shall be elected as directors. In accordance with Delaware law, votes withheld from any Nominee are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but they have no legal effect on the election of directors. While broker non-votes will be counted for purposes of determining the presence or absence of a quorum, they will not be counted for purposes of determining the number of votes cast on Proposal 1 and, accordingly, will not affect the election of directors.

Executive Officers

Claire Spofford was appointed Chief Executive Officer and President of J.Jill in February 2021. See Ms. Spofford’s biography above under the heading “Retiring Director.”

Mark Webb has served as J.Jill’s Executive Vice President and Chief Financial Officer since May 2019, and as Chief Operating Officer since July 2021. Before joining J.Jill, Mr. Webb served as Senior Vice President, Chief Financial Planning & Analysis and Treasury Officer at Hudson’s Bay Company since January 2018. He previously served as Senior Vice President, Chief Financial Officer, Gap Brand and INTERMIX, at The Gap, Inc. from February 2013 to April 2017. Mr. Webb received his BSBA in Accounting and Finance from the University of Arizona.

Shelley Liebsch was appointed Senior Vice President, Chief Merchandising Officer of J.Jill in September 2018 and has also headed J.Jill’s Planning and Allocations teams since 2020. Prior to joining J.Jill, Ms. Liebsch served as Senior Vice President of Merchandising, Design, Creative Marketing, and Visual at Destination Maternity since 2016, where she led multiple brands, lease, international and wholesale across 1,000 global locations. During her tenure, she led the rebranding of their Motherhood Maternity and A Pea in the Pod lines, modernized digital and in-store experiences, and expanded A Pea in the Pod internationally. Before her service at Destination Maternity, Ms. Liebsch spent over a decade at Urban Outfitters, Inc., where she managed Women’s Apparel, Intimates and Accessories and rose from Merchant to General Merchandising Manager. She also held merchandising and buying positions at Victoria’s Secret Beauty, InStyle Magazine, and Bloomingdale’s. She received a Bachelor of Arts in Economics Modified with Mathematics from Dartmouth College. She has been recognized as a Top Woman in Retail (2022) and featured in Fortune and the HuffPost Paradigm Shifters series for her leadership and industry impact.

Maria Martinez was appointed Chief Human Resources Officer of J.Jill in November 2023. Before joining J.Jill, Ms. Martinez served as Chief Human Resources Officer at Axogen since 2018, where she led their HR organization through a period of rapid growth and cultural transformation. Before Axogen, she held senior HR leadership roles at HSNi beginning in 2010, and served as Chief Human Resources Officer at HSNi from 2014 to 2017, where she oversaw a multi-billion dollar direct to consumer retail portfolio with thousands of employees in nine locations. Ms. Martinez was previously the Vice President, Human Resources for Laser Spine Institute, an organization dedicated to performing minimally invasive spine surgery, where she established the company’s human resources function and supported the expansion of the organization’s business to multiple sites. Earlier roles include HR leadership positions at Bausch & Lomb’s U.S. Pharmaceutical division as well as Darden Restaurants. Ms. Martinez serves on the Board of Directors of Good360, a national not-for-profit organization. She received a Master of Arts in Industrial/Organizational Psychology from Florida Institute of Technology, as well as a Bachelor of Science in Psychology and a Bachelor of Arts in French from the University of South Florida.

Elliot Staples brings over thirty years of design experience to his role as Creative Director, Senior Vice President of Design & Creative Marketing at J. Jill. Mr. Staples joined the Company as Senior Vice President of Design, Product Development, & Technical Design in February 2019. Prior to joining J. Jill, Mr. Staples served as Senior Vice President of Design for over fifteen years at The Limited, where he defined the brand through consistent and innovative design, contributing to the brand turning to profitability in 2009. Prior to The Limited, Mr. Staples held several design leadership positions at The Gap, Inc. during a decade of unprecedented brand growth. Mr. Staples holds a bachelor’s degree in fine arts and fashion and apparel design from The Fashion Institute of Technology in New York City.

CORPORATE GOVERNANCE MATTERS

Information about our Board of Directors

In accordance with our certificate of incorporation, as amended, and our by-laws, a majority of our Board of Directors may fix the number of directors, which is currently set at eight. Each director is to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation, disqualification or removal. At any meeting of our Board of Directors, the presence in person (or virtually) of a majority of the total number of directors then in office will constitute a quorum for all purposes. Pursuant to the Stockholders Agreement, TI IV currently has the ability to designate as nominees four directors.

Director Independence

As of June 14, 2024, TowerBrook no longer controlled a majority of the voting power of our outstanding voting stock and, therefore, we no longer qualify as a “controlled company” within the meaning of the NYSE corporate governance standards. While we were a “controlled company” under NYSE rules, we availed ourselves of applicable “controlled company” exemptions, which exempted us from certain requirements, including the requirements that the Compensation Committee of our Board of Directors (the “Compensation Committee”) and Nominating, Governance and ESG Committee of our Board of Directors (the “Nominating and Governance Committee”) be comprised entirely of independent directors.

The NYSE rules require that (i) we have at least at least one independent director on each of the Compensation and Nominating and Governance Committees at the time the company ceases to be a controlled company; (ii) we have at least a majority of independent directors on each of the Compensation and Nominating and Governance Committees within 90 days of the date that we no longer qualify as a “controlled company”; and (iii) that the Compensation and Nominating and Governance Committees be composed entirely of independent directors within one year of the date that we no longer qualify as a “controlled company.” As of the date of this Proxy Statement, we are in compliance with the phase-in requirements described above. Until we are fully subject to these requirements, our stockholders will not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of the NYSE.

Our Board of Directors has determined that Courtnee Chun, Michael Eck, Shelley Milano, Michael Rahamim, Jyothi Rao and Andrew Rolfe are “independent directors,” as defined by the applicable NYSE rules. Prior to his retirement from the Board of Directors on June 4, 2024, James Scully also qualified as an “independent director” under the same standard.

Family Relationships

There is no family relationship between any director, executive officer or person nominated to become our director or executive officer.

Selection of Nominees for our Board of Directors

The Nominating and Governance Committee has the responsibility of identifying individuals qualified to become members of our Board of Directors, consistent with criteria approved by our Board of Directors. The committee also recommends to our Board of Directors for approval director nominees, consistent with our director qualification criteria and any obligations under our contractual arrangements, including the Stockholders Agreement.

With respect to director nominee procedures, the Nominating and Governance Committee utilizes a broad approach for identification of director nominees and may seek recommendations from our directors, officers or stockholders, or it may choose to engage a search firm. In evaluating and determining whether to ultimately recommend a person as a candidate for election as a director, the Nominating and Governance Committee considers the qualifications set forth in our Corporate Governance Guidelines, including the highest personal and professional ethics, integrity and values, demonstrated business acumen, experience and ability to use sound judgment to contribute to effective oversight of our business or financial affairs, strategic planning, diversity of experience and independence from management. It also takes into account specific characteristics and expertise that it believes will enhance the diversity of knowledge, expertise, background and personal characteristics of our Board of Directors. The Nominating and Governance Committee may engage a third party to conduct or assist with the evaluation. Ultimately, the Nominating and Governance Committee seeks to recommend to our Board of Directors those nominees whose specific qualities, experience and expertise will augment our current Board of Directors’ composition and whose past experience evidences that they will: (1) dedicate sufficient time, energy and attention to ensure the diligent performance of Board of Directors duties; (2) comply with the duties and responsibilities set forth in our Corporate Governance Guidelines and in our by-laws; (3) comply with all duties of care, loyalty and confidentiality applicable to them as directors of a publicly traded corporation organized under the laws of the State of Delaware; and (4) adhere to our Code of Conduct and Ethics, including, but not limited to, the policies on conflicts of interest expressed therein.

The Nominating and Governance Committee considers stockholder recommendations of qualified nominees when such recommendations are submitted in accordance with the procedures described in our by-laws. Each notice of nomination submitted in this manner must contain the information specified in our by-laws, including, but not limited to, information with respect to the beneficial ownership of our common stock or derivative securities that have a value associated with our common stock held by the proposing stockholder and its associates and any voting or similar agreement the proposing stockholder has entered into with respect to our common stock. To be timely, the notice must be received at our principal executive offices pursuant to the deadlines set forth in our by-laws. See under “Stockholder Proposals” in this Proxy Statement for additional information about the deadlines for submitting a stockholder nominee at the 2026 Annual Meeting of Stockholders.

Information Regarding Meetings of our Board and Committees

During Fiscal Year 2024, our Board of Directors held 13 meetings, and its three permanent committees, the Audit Committee, Compensation Committee, and Nominating and Governance Committee, collectively held 18 meetings.

All of our directors attended at least 75% of the aggregate of all meetings of our Board of Directors and the committees on which such director served during Fiscal Year 2024. Under our Corporate Governance Guidelines, a copy of which is available in the Corporate Governance—Governance Documents section of our Investor Relations website at https://investors.jjill.com/, members of our Board of Directors are expected to attend and participate in the Annual Meeting.

Board Committees

Our Board of Directors has adopted written charters for each of its permanent committees, all of which are available in the Corporate Governance—Governance Documents section of our Investor Relations website at https://investors.jjill.com/. Pursuant to the Stockholders Agreement, TI IV has the right to designate the members of the committees of our Board of Directors in proportion to the number of director nominees TI IV is entitled to designate to our Board of Directors. The following table provides membership information of our directors in each committee of our Board of Directors as of April 9, 2025.

	Audit Committee		Compensation Committee		Nominating, Governance and ESG Committee
Claire Spofford(1)	—		—		—
Michael Rahamim			—
Courtnee Chun					—
Michael Eck		*	—		—
Shelley Milano				*
Jyothi Rao	—
Michael Recht	—				—
Andrew Rolfe	—					*

= Member * = Chair

(1)	Ms. Spofford’s service on our Board of Directors will end in connection with her previously announced retirement from the Company on April 30, 2025.

Audit Committee

Our Audit Committee consists of Michael Eck, Michael Rahamim, Shelley Milano and Courtnee Chun. Our Board of Directors has determined that Mr. Eck qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K. Our Board of Directors has determined that Mr. Eck, Ms. Milano, Mr. Rahamim and Ms. Chun are independent within the meaning of the NYSE listing rules and meet the additional test for independence for Audit Committee members imposed by SEC regulation and the NYSE listing rules. As of the date of this Proxy Statement, our Audit Committee is fully independent and is in compliance with the applicable SEC and NYSE rules and regulations.

Our Audit Committee met 8 times during Fiscal Year 2024. Our Audit Committee assists our Board of Directors in monitoring the audit of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our internal audit function and systems of internal controls, our independent auditors and our compliance with legal and regulatory requirements. The Audit Committee has direct responsibility for the appointment, compensation, retention (including termination) and oversight of our independent auditors, and our independent auditors report directly to the Audit Committee. The Audit Committee also reviews and approves related party transactions as required by the applicable NYSE rules.

Compensation Committee

Our Compensation Committee consists of Shelley Milano, Jyothi Rao, Michael Recht, Andrew Rolfe and Courtnee Chun. As of June 14, 2024, we are no longer a “controlled company” under the NYSE listing rules. The NYSE rules require that we have (i) at least one independent director on the Compensation Committee at the time the Company ceases to be a controlled company, (ii) have at least a majority of independent directors on the Compensation Committee within 90 days of the date that we no longer qualify as a “controlled company,” and (iii) that the Compensation Committee be composed entirely of independent directors within one year of the date that we no longer qualify as a “controlled company.” As of the date of this Proxy Statement, we are in compliance with the phase-in requirements described above. Our Compensation Committee met 6 times during

Fiscal Year 2024. Our Compensation Committee is responsible for reviewing and recommending policies relating to the compensation and benefits of our directors and employees, including our Chief Executive Officer and other executive officers.

The Compensation Committee has the sole authority to retain and terminate any compensation consultant to assist in the evaluation of employee compensation and to approve the consultant’s fees and the other terms and conditions of the consultant’s retention. The Compensation Committee may form and delegate authority to subcommittees where appropriate, provided that the subcommittees are composed entirely of directors who satisfy the applicable independence requirement of our Corporate Governance Guidelines and the NYSE listing rules, subject to any applicable controlled company or other exemption.

The Compensation Committee has engaged the services of Frederic W. Cook & Co., Inc. (“FW Cook”) as its outside independent compensation consultant. FW Cook provides general executive compensation consulting services to the Compensation Committee and advises it on a range of executive and director compensation matters including plan design, competitive market assessments, trends, best practices and technical and regulatory developments. FW Cook provides services to the Compensation Committee related only to executive and director compensation, and provides no other services to the Compensation Committee or the Company.

In accordance with the Compensation Committee’s charter, our Chief Executive Officer may not be present during voting or deliberations of the committee regarding his or her compensation and the committee reserves the right to request any executive officer present during voting or deliberations of the committee regarding such executive officer’s compensation to recuse himself or herself.

Nominating and Governance Committee

Our Nominating and Governance Committee consists of Shelley Milano, Michael Rahamim, Andrew Rolfe and Jyothi Rao. Our Board of Directors has determined that Ms. Milano, Mr. Rahamim, Mr. Rolfe and Ms. Rao are independent within the meaning of the NYSE listing rules. As of the date of this Proxy Statement, our Nominating and Governance Committee is fully independent and is in compliance with the applicable SEC and NYSE rules and regulations.

Our Nominating and Governance Committee met 4 times during Fiscal Year 2024. Our Nominating and Governance Committee is responsible for selecting or recommending that our Board of Directors select candidates for election to our Board of Directors, developing and recommending to our Board of Directors Corporate Governance Guidelines that are applicable to us and overseeing Board of Directors and management evaluations. Our Nominating and Governance Committee is also responsible for reviewing and providing guidance to us on environmental, social and governance (“ESG”) issues.

Board Leadership Structure and Board of Directors’ Role in Risk Oversight

Our Corporate Governance Guidelines provide that the roles of the Chairman of the Board of Directors and Chief Executive Officer may be combined or separated. Our Board of Directors believes that the Company and its stockholders are best served by maintaining flexibility to have any director serve as Chairman and therefore believes that a permanent policy on whether the Chairman of the Board of Directors and the Chief Executive Officer positions should be separated or combined is not appropriate.

As of the date hereof, Ms. Spofford serves as our Chief Executive Officer and President and Mr. Rahamim serves as our Chairman of the Board of Directors. Our Board of Directors believes that this leadership structure, separating the Chairman and Chief Executive Officer roles, is appropriate for the Company at this time, since it allows our Chief Executive Officer to focus on the operational leadership and strategic direction of the Company. At the same time, our Chairman can focus on leadership of the Board of Directors, including calling and presiding over meetings of our Board of Directors and executive sessions of the independent directors, preparing meeting agendas in collaboration with the Chief Executive Officer and serving as a liaison and supplemental channel of communication between independent directors and the Chief Executive Officer.

Our Board of Directors has an oversight role, as a whole and also at the committee level, in overseeing management of our risks. The Audit Committee regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Additionally, the Audit Committee oversees our cybersecurity risks and Enterprise Risk Management program and reports up to our Board of Directors on a recurring and as needed basis. The Nominating and Governance Committee oversees and guides our evaluation of ESG risks. The Compensation Committee is responsible for overseeing the management of risks relating to our employee compensation plans and arrangements, and the Audit Committee oversees the management of financial risks. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

Executive Sessions of our Board of Directors

In order to promote open discussion among non-management directors, and as required under applicable NYSE rules, the non-management members of our Board of Directors meet in regularly scheduled executive sessions at least quarterly without management directors or any other members of the Company’s management present. In addition, the independent members of our Board of Directors meet in a regularly scheduled executive session at least annually. Our Chairman of our Board of Directors, Michael Rahamim, presides at all regularly scheduled executive sessions.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee in Fiscal Year 2024 was, at any time during Fiscal Year 2024 or at any other time, an officer or employee of the Company. None of our executive officers serves, or in the past has served, as a member of the Board of Directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our Board of Directors or our Compensation Committee.

Code of Conduct and Ethics

Our Board of Directors has adopted a Code of Conduct and Ethics that applies to all of our directors, officers and employees and is intended to comply with the relevant listing requirements for a code of conduct as well as qualify as a “code of ethics” as defined by the rules of the SEC. The Code of Conduct and Ethics contains general guidelines for conducting our business consistent with the highest standards of business ethics. We intend to disclose any future amendments to certain provisions of our Code of Conduct and Ethics, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions, and our directors, on our Investor Relations website at https://investors.jjill.com/. The Code of Conduct and Ethics is available under Governance Documents in the Corporate Governance section of our Investor Relations website at https://investors.jjill.com/.

Communications with our Board of Directors from Stockholders or Other Interested Parties

Any stockholder or other interested party may contact our Board of Directors as a group, our independent directors as a group, or any individual director by sending written correspondence to them in care of our Secretary and General Counsel at our principal executive offices at 4 Batterymarch Park, Quincy, Massachusetts 02169. Such communication will be forwarded to the intended recipient(s).

DIRECTOR COMPENSATION

Non-employee directors on our Board of Directors (other than Michael Recht) are compensated for a full year of service pursuant to the amounts set forth in the table below. Directors who serve less than a full year are entitled to a pro-rated portion of the applicable compensation.

Board Position	Annual Cash Retainer ($)	Annual Equity Award Value ($)
Chairman of the Board of Directors	90,000	100,000
Board Member (other than the Chairman of the Board of Directors)	60,000	100,000
Audit Committee Chair	20,000	n/a
Compensation Committee Chair	12,000	n/a
Other Committee Chair	10,000	n/a
Audit Committee Member	7,500	n/a
Other Committee Member	5,000	n/a

Members of our Board of Directors also receive reimbursement of expenses for travel to meetings of our Board of Directors and its committees.

Director Compensation Table

The following table sets forth the total compensation paid to each of our non-employee directors (other than Michael Recht) for Fiscal Year 2024.

Name(1)	Fees Earned or Paid in Cash(2) ($)	Stock Awards(3) ($)	All Other Compensation(5) ($)	Total ($)
Michael Rahamim	102,500	122,421	792	225,713
Courtnee Chun(4)	30,275	38,172	166	68,613
Michael Eck	80,000	122,421	792	203,213
Shelley Milano	83,717	122,421	792	206,930
James Scully(4)	24,698	122,421	0	147,119
Jyothi Rao	69,478	122,421	792	192,691
Andrew Rolfe	75,000	122,421	792	198,213

(1)	Mr. Recht was an employee or partner of TowerBrook as of February 1, 2025 and did not receive any compensation in respect of his services to our Board of Directors.
(2)

Amounts set forth in the “Fees Earned or Paid in Cash” column represent the aggregate dollar amount of all fees earned or paid in cash for services as a director, including annual retainer fees, committee service fees, chairmanship fees, and fees related for service on special committees or on special projects. The Board may, from time to time, provide for additional compensation to directors for their efforts towards special events or circumstances that are not part of their normal key activities or responsibilities. Such compensation may come in the form of cash, equity or a combination of both.

(3)

Amounts set forth in the “Stock Awards” column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Actual dollar values granted may differ from the stated target dollar value given that equity awards are quoted as a dollar value and to determine the number of shares to be delivered the quoted amount is divided by the average closing price of J.Jill common stock for the 30 trading days prior to and including the date of the grant. In Fiscal Year 2024, each of our directors (other than Mr. Recht and Ms. Chun) received a grant of 3,761 Restricted Stock Units (“RSUs”) on April 1, 2024. Ms. Chun received a grant of 1,184 RSUs on September 3, 2024 reflecting the prorated number of RSUs based on her partial year service.

(4)

Ms. Chun’s fees reflect the prorated actual fees earned following her appointment to the Board of Directors on September 3, 2024. Mr. Scully’s fees reflect the prorated actual fees earned before his retirement from the Board of Directors on June 5, 2024.

(5)

Represents the dollar value of dividend equivalents credited for unvested stock awards, which was not factored into the grant date fair value for the stock awards. Once credited, each dividend equivalent is treated as an additional RSU granted pursuant to the underlying award and is subject to all the same terms and conditions.

Outstanding Equity Awards Table

The following table provides information about the outstanding equity awards held by of our non-employee directors (other than Michael Recht) for Fiscal Year 2024.

Name(1)	Number of Restricted Stock Units or Restricted Shares that Have Not Vested(2) (#)
Michael Rahamim	3,788
Courtnee Chun	1,191
Michael Eck	3,788
Shelley Milano	3,788
James Scully	0
Jyothi Rao	3,788
Andrew Rolfe	3,788

(1)	Mr. Recht was an employee or partner of TowerBrook as of February 1, 2025 and does not directly hold any equity awards, whether in the form of restricted shares or RSUs.
(2)

The award number of RSUs outstanding reflects the 3,761 RSUs granted to each of the directors (other than Mr. Recht and Ms. Chun) on April 1, 2024, plus 27 additional RSUs credited as dividend equivalents, which are eligible to vest on the one year anniversary of the grant date. Ms. Chun received a grant of 1,184 RSUs on September 3, 2024 reflecting the prorated number of RSUs based on her partial year service, plus 7 additional RSUs credited as dividend equivalents, which are eligible to vest on the one year anniversary of the grant date. Mr. Scully forfeited all unvested RSUs upon his retirement from the Board of Directors on June 5, 2024.

Other Director Arrangements

On December 21, 2021, TI IV and Mr. Rahamim entered into an agreement, pursuant to which upon certain liquidity events and subject to his continued service as Chairman of the Board, Mr. Rahamim is eligible to receive an exit fee from TI IV equal to a percentage of the total equity value realized in connection with such liquidity event above a certain threshold, up to $1.0 million.

On December 9, 2024, the Company and Elm ST Advisors, LLC (“Elm Street”) entered into a consulting services agreement (the “Consulting Agreement”). Elm Street is owned by James Scully, who served as a director on the Company’s Board of Directors until June 2024. For more information, see the description of the Consulting Agreement under “Certain Relationships and Related-Party Transactions” in this Proxy Statement.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following discussion provides an overview of the compensation awarded to or earned by our named executive officers identified in the Summary Compensation Table below during Fiscal Year 2024. Compensation decisions with respect to our executive officers are made by the Compensation Committee. Our named executive officers (“NEOs”) for Fiscal Year 2024 are:

•	Claire Spofford, who serves as our Chief Executive Officer and President and is our principal executive officer;

•	Mark Webb, who serves as our Executive Vice President, Chief Financial & Operating Officer and is our principal financial officer;

•	Shelley Liebsch, who serves as our Senior Vice President, Chief Merchandising Officer;

•	Maria Martinez, who serves as our Senior Vice President, Chief Human Resources Officer; and

•	Elliot Staples, who serves as our Senior Vice President, Creative Director.

Ms. Spofford previously announced that she will retire from the Company effective April 30, 2025. We are grateful for Ms. Spofford’s four plus years of devoted service to our customers and value delivered to our stockholders under her leadership. The Board of Directors conducted a thoughtful and rigorous search for Ms. Spofford’s replacement, interviewing many highly qualified retail industry leaders. On February 27, 2025, the Company announced Mary Ellen Coyne’s appointment as Chief Executive Officer and President, effective May 1, 2025. Ms. Coyne most recently served as CEO of J.McLaughlin, successfully revitalizing the brand, driving significant growth, expanding the company’s retail footprint and enhancing its eCommerce capabilities. She has over three decades of executive expertise in the retail sector, having held senior leadership positions at renowned fashion and lifestyle brands like Ralph Lauren, Victoria’s Secret, Banana Republic and Ann Taylor. She also sits on the Board of Trustees for The Arch School and Teddy Vonranson and is a member of the Women in Retail Leadership Circle. Further details of Ms. Coyne’s appointment may be found in our Current Report on Form 8-K filed with the SEC on February 27, 2025.

Executive Compensation Philosophy and Objectives

Our compensation philosophy is part of a total rewards framework designed to reward executives through market-based, financially viable, performance-driven pay. We do this through a combination of base salary, and performance-based short-term and long-term incentives. The goal is to attract, motivate and retain executives to execute the business strategy and deliver for our stakeholders.

Our executive compensation program is designed to:

•	Align the interests of J.Jill’s leaders with our investors by varying compensation based annual and long-term business results.

•	Attract and retain highly qualified senior leaders who can drive a retail enterprise to succeed in today’s competitive marketplace.

•	Motivate our leaders to deliver a high degree of business performance without encouraging excessive risk taking.

•	Balance rewards for both short-term results and the long-term strategic decisions needed to ensure sustained business performance over time.

	What We Do		What We Don’t Do
☑	Set competitive target compensation	U	Guaranteed payouts except certain new hire agreements
☑	Utilize a mix of cash and equity compensation	U	Repricing of options or grants
☑	Performance levers in all elements of pay	U	Cash buyout for underwater stock options
☑	Directly tie a portion of long-term incentive awards to shareholder value creation	U	Backdating or repricing stock options
☑	Mitigate risk via restrictive covenants and clawbacks	U	Employment agreements except certain executives
☑	Double-trigger vesting of equity-based awards upon change in control	U	Payout of dividends on unvested equity prior to vesting
☑	Independent consultant advises the Compensation Committee
☑	Benchmark compensation to peer group
☑	Stock ownership requirements for executive officers
☑	Limited executive perquisites

Elements of Executive Compensation

The key elements of our compensation program for our executive officers include:

•	Base salary;

•	Annual cash incentive opportunities under our Management Incentive Plan (“MIP”);

•	Long-term equity incentive awards under our Amended and Restated 2017 Omnibus Equity Incentive Plan (“2017 Plan”); and

•	Benefits and certain limited perquisites.

Base Salary

Base salaries reflect the scope of an executive’s responsibilities and their performance in directing and managing the efforts of the Company or the business unit for which the executive is responsible. Base salaries are initially determined by evaluating the responsibilities of the position, the performance, experience and knowledge of the executive, and the competitive marketplace for recruiting executive talent. Base salaries are reviewed annually by the Compensation Committee, taking into consideration such factors as individual performance and responsibilities, changes to cost of living, the executive’s potential overall compensation package and general economic conditions. Comparisons to base salaries for comparable positions at public companies considered to be peers of the Company are also taken into consideration.

The table below summarizes the base salaries of our named executive officers as of the end of Fiscal Year 2024:

Name	Base Salary(1)
Claire Spofford	$1,000,000
Mark Webb	$737,900
Shelley Liebsch	$519,800
Maria Martinez	$463,500
Elliot Staples	$536,100

(1)

The above salaries went into effect for all named executive officers April 7, 2024 as part of the annual salary review process. The preceding salaries were as follows; $954,800 for Ms. Spofford, $716,400 for Mr. Webb, $504,700 for Ms. Liebsch, $450,000 for Ms. Martinez, and $520,500 for Mr. Staples.

Management Incentive Plan

Annual incentive bonuses under our MIP are intended to motivate executives by providing opportunities to earn annual cash awards which are at risk and based on achievement of annual financial objectives established by the Compensation Committee and approved by our Board of Directors. For Fiscal Year 2024, Company-wide objectives represented 100% of the total target for each of our named executive officers. The annual incentive bonus targets for our named executive officers are approved by the Compensation Committee, based on recommendations from our independent compensation consultant. In a given year’s plan, each officer’s actual bonus can range from zero, in the event there is a failure to achieve any of the goals or objectives, up to 200% of the target bonus, in the event all of the objectives reach maximum performance.

Compensation Targets

The compensation targets under the MIP for Fiscal Year 2024 were measured based on the Company’s adjusted earnings before interest, taxes, depreciation and amortization (“MIP Adjusted EBITDA”). J.Jill defines MIP Adjusted EBITDA as: net income (loss) plus net interest expense, provision (benefit) for income taxes, depreciation and amortization, equity-based compensation expense, goodwill and indefinite-lived intangible assets impairment, write-off of property and equipment, fair value adjustments, and other non-recurring expenses, primarily consisting of outside legal and professional fees associated with certain non-recurring transactions and events. This definition differs from the Adjusted EBITDA as reported on our Form 10-K for Fiscal Year 2024 as the plan threshold, target and maximum performance and payout opportunities were established at the beginning of the fiscal year and include items that have since been excluded from the Adjusted EBITDA definition. To the extent that actual MIP Adjusted EBITDA exceeds the target performance goal, the payout for Fiscal Year 2024 is capped at a payout multiplier of 2.0x. The Compensation Committee believes that the reported MIP Adjusted EBITDA results are an accurate reflection of performance outcomes versus the established goals. The annual target bonus (as a percentage of base salary) for each of Ms. Spofford, Mr. Webb, Ms. Liebsch, Ms. Martinez and Mr. Staples under the MIP for Fiscal Year 2024 was 100%, 75%, 50%, 50% and 50%, respectively.

The following table outlines the MIP Adjusted EBITDA performance objectives and the payout multiplier for Fiscal Year 2024:

	Below Threshold	Threshold	Above Threshold but Below Target	Target	Above Target	Well Above Target	Maximum
MIP Adjusted EBITDA	< $95.4M	< $95.4M	> $95.4M, but < $112.2M	$112.2M	> $112.2M but < $120.7M	< $120.7M	> $129.1M

Payout Multiplier / Bonus Pool Increment	No payout	.5x	$0.13 added to the bonus pool for every $1.00 of MIP Adjusted EBITDA generated	1.0x	$0.24 added to the bonus pool for every $1.00 of MIP Adjusted EBITDA generated	$0.24 added to the bonus pool for every $1.00 of MIP Adjusted EBITDA generated	2.0x

In Fiscal Year 2024, the Company achieved a MIP Adjusted EBITDA of $106.2 million. As a result, Fiscal Year 2024 was below target but above threshold, resulting in a payout of 80.4% of target and annual bonuses as a percentage of eligible earnings of: 80% for Ms. Spofford; 60% for Mr. Webb; 40% for Ms. Liebsch; 40% for Ms. Martinez; and 40% for Mr. Staples.

Long-Term Incentive Plan

Long-term incentive awards granted to our executive officers under our 2017 Plan include both time-based equity awards, including RSUs, and performance-based equity awards, including performance stock units (“PSUs”). The mix of long-term incentive awards is: (i) 50% RSUs; (ii) 25% PSUs based on our Adjusted EBITDA as reported in our Form 10-K for Fiscal Year 2024 (“Adjusted EBITDA PSUs”); and (iii) 25% PSUs based on our absolute total shareholder return (“TSR PSUs”). The Compensation Committee selected this mix to align incentive opportunities with an appropriate balance of internal and external measures that have performance-related risk and are aligned to stockholder value creation. We note that Adjusted EBITDA is also a metric for the MIP. The Compensation Committee believes that this metric has significant focus within the organization and investor community and focuses recipients on performance that is correlated to shareholder value creation.

RSUs

RSUs make up 50% of the long-term equity incentive awards granted to our named executive officers. Vesting is time-based with 1/3 of each grant vesting annually over a three-year vesting period. The Compensation Committee believes that RSUs drive talent retention through a standard three-year service period and stockholder alignment because their value is tied to our share price.

Adjusted EBITDA PSUs

Adjusted EBITDA PSUs make up 25% of the long-term equity incentive awards granted to our named executive officers. At the time each award is granted, the Compensation Committee pre-establishes Adjusted EBITDA goals for each of the three years within the performance period. Achievement of each goal is measured separately for each year and awards are earned annually, with earned shares vesting and becoming payable subject to continued service at the end of the three-year vesting period. The Compensation Committee believes that long-tern Adjusted EBITDA goals incentivize our named executive officers to focus on the importance of long-term operating performance within their control and accountability and are aligned with the Company’s goals of continuing to improve Adjusted EBITDA and profitability.

TSR PSUs

TSR PSUs make up 25% of the long-term equity incentive awards granted to our named executive officers. Performance under the TSR PSUs is measured on an overall three-year basis against a three-year compound annual growth rate from the time of grant. TSR PSUs vest at the end of the three-year performance period. The Compensation Committee believes that TSR provides an external metric that aligns our named executive officers’ pay to shareholder returns on an absolute basis.

2024 Adjusted EBITDA PSU Performance & Payout

In 2023 and 2024, the Compensation Committee granted performance-based, long-term PSUs that vest based on financial performance over the 2023 – 2025 and 2024 – 2026 performance periods, respectively. Performance target payouts set for the 2024 performance period required achievement against a threshold, target or maximum goal on a sliding scale. The chart below reflects the performance for Fiscal Year 2024 against goals approved at the beginning of the performance periods for the 2023 and 2024 grants. The Adjusted EBITDA PSUs become eligible to vest upon the Company’s achievement of the Adjusted EBITDA goals in respect of each performance year during the performance period as set forth below. At the end of each performance year, the Compensation Committee determines the number of Adjusted EBITDA PSUs that are eligible to vest in respect of such completed performance year by (i) measuring the Adjusted EBITDA achieved as of the last day of such performance year, (ii) determining the applicable performance multiplier that corresponds to such achievement and (iii) multiplying the performance multiplier by the number of Adjusted EBITDA PSUs eligible to vest for the performance year. The Adjusted EBITDA PSUs that are deemed eligible to vest by the Compensation Committee at the end of each performance year are referred to as “Eligible Adjusted EBITDA PSUs.” Any Adjusted EBITDA PSUs that are not deemed to be Eligible Adjusted EBITDA PSUs shall be immediately canceled and forfeited for no consideration. All Eligible Adjusted EBITDA PSUs vest on January 30, 2027 (for 2023 grants) or January 29, 2028 (for 2024 grants).

Grant Year	Metric	Weight	Measure		Performance Targets ($M)	Payout

2023	Adjusted EBITDA ($M)	25%	Threshold	80%	91.4	50%

			Target	100%	114.2	100%

			Max	120%	137.0	200%

			Actual Performance		107.1	84.5%

2024	Adjusted EBITDA ($M)	25%	Threshold	80%	89.8	50%

			Target	100%	112.2	100%

			Max	120%	134.6	200%

			Actual Performance		107.1	88.8%

See below under “Compensation Tables – Outstanding Equity” for more information about the long-term equity incentive awards granted to our named executive officers in Fiscal Year 2024.

2024 Retention Awards

In Fiscal Year 2024, in connection with the Company’s CEO succession planning, the Compensation Committee determined it was in the best interests of the Company and its stockholders to incentivize certain key executives to continue their employment with the Company and, on December 13, 2024 for Mr. Webb and December 15, 2024 for Mr. Staples, granted each a one-time retention award in the amount of $1,488,777 of RSUs (the “Retention RSUs”) for Mr. Webb and $1,072,200 cash for Mr. Staples (the “Retention Cash”). Mr. Webb’s Retention RSUs vest as follows: (i) 50% will vest on the first anniversary of the grant date; and (ii) the remaining 50% will vest in equal amounts (i.e. 12.5% of the total Retention RSU grant) on the last day of each quarter that Mr. Webb remains continuously employed by the Company through such quarter, with the first such quarter beginning January 1, 2026 and ending on March 31, 2026. Mr. Staples’s Retention Cash vests as follows: (i) 50% will vest on the first anniversary of the grant date; and (ii) the remaining 50% will vest in equal amounts (i.e. 12.5% of the total Retention Cash) on the last day of each quarter that Mr. Staples remains continuously employed by the Company through such quarter, with the first such quarter beginning January 1, 2026 and ending on March 31, 2026.

Employment Agreements

We have entered into employment agreements or offer letters with each of our named executive officers. In addition to customary terms and provisions, the employment agreements and offer letters set forth the annual base salary, target bonus percentage, equity grants, terms of severance and eligibility for employee benefits.

Employment Agreement with Claire Spofford, Our Chief Executive Officer and President

We are party to an employment agreement, which became effective on February 15, 2021 and was amended on February 15, 2024 (as amended, the “Spofford Employment Agreement”), with Ms. Spofford to serve as our Chief Executive Officer and President. The Spofford Employment Agreement provides that Ms. Spofford will report to the Board of Directors.

The Spofford Employment Agreement provides for the following compensation: (i) an annual base salary of $900,000 (currently $1,000,000); (ii) eligibility to receive an annual bonus with a target of 100% of Ms. Spofford’s base salary; (iii) a one-time sign-on bonus of $1,600,000, which was payable following her start date; (iv) a housing stipend in the amount of $90,000 per year for the first three years of Ms. Spofford’s employment, which increased to $150,000 for the fourth year of Ms. Spofford’s employment and $170,000 for the fifth year of Ms. Spofford’s employment; (v) reimbursement for expenses reasonably incurred in connection with an annual physical with a provider of Ms. Spofford’s choice, and up to $25,000 of professional fees incurred in connection with income tax planning and return preparation per year; and (vi) reimbursement of up to $30,000 in legal and consulting fees related to the negotiation of her employment agreement and related arrangements. In addition, the Company also agreed to grant a sign-on equity award to Ms. Spofford on her start date consisting of 1,500,000 RSUs (subject to applicable adjustment for any stock split). The sign-on equity award vested in equal installments on each of the first four anniversaries of the date of grant. The sign-on bonus was subject to repayment of the after-tax portion in the event Ms. Spofford’s employment was terminated by the Company for “cause” or Ms. Spofford resigns without “good reason” (as such terms are defined in the employment agreement) during the first year of employment. The sign-on equity award may have been cancelled if Ms. Spofford engaged in activity that would give the Company grounds to terminate her employment for cause and, to the extent required by applicable law, the rules of any securities exchange on which the Company’s stock is listed or a written policy adopted by the Company, is subject to clawback, forfeiture or similar requirements.

The Spofford Employment Agreement includes customary terms and conditions, including confidentiality and assignment of intellectual property provisions, a 12-month post-employment prohibition on competition, a 12-month post-employment prohibition on solicitation of customers, and a 12-month post-employment prohibition on solicitation of employees, agents, or contract workers with whom Ms. Spofford had material business contact during the course of her employment.

Ms. Spofford is also entitled to severance upon certain terminations of employment, as described below under “Potential Payments Upon Termination of Employment or Change in Control.” Ms. Spofford will not receive any such payments in connection with her retirement, which is a “Resignation without Good Reason” as set forth in the table under “Estimated Payments Upon Termination of Employment or Change in Control.”

Offer Letter Agreement with Mark Webb, Our Chief Financial & Operating Officer

We are party to an offer letter, which became effective on April 12, 2019 and was amended on July 12, 2021 (as amended, the “Webb Offer Letter”), with Mr. Webb, to serve as Executive Vice President, Chief Financial & Operating Officer. Pursuant to the terms of the Webb Offer Letter, Mr. Webb is entitled to the following compensation: (i) an annual base salary of $675,000 (currently $737,900); (ii) a one-time sign-on bonus of $100,000; and (iii) eligibility to receive an annual bonus with a target of 70% of Mr. Webb’s base salary (currently 75%) and up to 200% of his target bonus for exceptional performance. In addition, the Company also agreed to grant a sign-on equity award in the form of RSUs to Mr. Webb on his start date with a grant date fair market value of $700,000, which vested in equal installments on each of the first four anniversaries of the date of grant. Mr. Webb also received a guaranteed MIP payment of $319,846, which represented his prorated bonus for fiscal 2019 at the target of 70%.

Mr. Webb’s offer letter includes customary terms and conditions, including confidentiality and assignment of intellectual property provisions, a 12-month post-employment prohibition on competition, a 12-month post-employment prohibition on solicitation of customers, and a 12-month post-employment prohibition on solicitation of employees, agents, or contract workers with whom Mr. Webb had material business contact during the course of his employment.

Mr. Webb is also entitled to severance upon certain terminations of employment, as described below under “Compensation Tables – Potential Payments Upon Termination of Employment or Change in Control.”

Offer Letter Agreement with Shelley Liebsch, Our Senior Vice President, Chief Merchandising Officer

We were party to an offer letter, which became effective on July 23, 2018, with Ms. Liebsch, to serve as Senior Vice President, Chief Merchandising Officer. Pursuant to the terms of the offer letter, Ms. Liebsch was entitled to the following compensation: (i) an annual base salary of $475,000 (currently $519,800); (ii) a one-time sign-on bonus of $125,000; and (iii) eligibility to receive an annual bonus with a target of 45% of Ms. Liebsch’s base salary (currently 50%) and up to 200% of her target bonus for exceptional performance. In addition, the Company also agreed to grant a sign-on equity award in the form of RSUs with a grant date fair market value of $475,000 to Ms. Liebsch on her start date, which vested in equal installments on each of the first four anniversaries of the date of grant.

Ms. Liebsch’s offer letter includes customary terms and conditions, including confidentiality and assignment of intellectual property provisions, a 12-month post-employment prohibition on competition, a 12-month post-employment prohibition on solicitation of customers, and a 12-month post-employment prohibition on solicitation of employees, agents, or contract workers with whom Ms. Liebsch had material business contact during the course of her employment.

Ms. Liebsch is also entitled to severance upon certain terminations of employment, as described below under “Compensation Tables – Potential Payments Upon Termination of Employment or Change in Control.”

Offer Letter Agreement with Maria Martinez, Our Senior Vice President, Chief Human Resources Officer

We were party to an offer letter, which became effective on September 29, 2023, with Ms. Martinez, to serve as Senior Vice President, Chief Human Resources Officer. Pursuant to the terms of the offer letter, Ms. Martinez was entitled to the following compensation: (i) an annual base salary of $450,000 (currently $463,500); (ii) a one-time sign-on bonus of $100,000; and (iii) eligibility to receive an annual bonus with a target of 50% of Ms. Martinez’s base salary (currently 50%) and up to 200% of her target bonus for exceptional performance. In addition, the Company also agreed to grant a sign-on equity award in the form of RSUs with a grant date fair market value of $255,000 to Ms. Martinez on her start date, which vest in equal installments on each of the first three anniversaries of the date of grant.

Ms. Martinez’s offer letter includes customary terms and conditions, including confidentiality and assignment of intellectual property provisions, a 12-month post-employment prohibition on competition, a 12-month post-employment prohibition on solicitation of customers, and a 12-month post-employment prohibition on solicitation of employees, agents, or contract workers with whom Ms. Martinez had material business contact during the course of her employment.

Ms. Martinez is also entitled to severance upon certain terminations of employment, as described below under “Compensation Tables – Potential Payments Upon Termination of Employment or Change in Control.”

Offer Letter Agreement with Elliot Staples, Our Senior Vice President, Creative Director

We were party to an offer letter, which became effective on December 14, 2018, with Mr. Staples, to serve as Senior Vice President, Creative Director. Pursuant to the terms of the offer letter, Mr. Staples was entitled to the following compensation: (i) an annual base salary of $475,000 (currently $536,100); (ii) a one-time sign-on bonus of $75,000; and (iii) eligibility to receive an annual bonus with a target of 45% of Mr. Staples’s base salary (currently 50%) and up to 200% of his target bonus for exceptional performance. In addition, the Company also agreed to grant a sign-on equity award in the form of RSUs with a grant date fair market value of $475,000 to Mr. Staples on his start date, which vested in equal installments on each of the first four anniversaries of the date of grant.

Mr. Staples’s offer letter included customary terms and conditions, including confidentiality and assignment of intellectual property provisions, a 12-month post-employment prohibition on competition, a 12-month post-employment prohibition on solicitation of customers, and a 12-month post-employment prohibition on solicitation of employees, agents, or contract workers with whom Mr. Staples had material business contact during the course of his employment.

Mr. Staples is also entitled to severance upon certain terminations of employment, as described below under “Compensation Tables – Potential Payments Upon Termination of Employment or Change in Control.”

Other Compensation Elements

Retirement Benefits

We sponsor a 401(k) plan, which is a qualified retirement plan offered to all eligible employees, including our named executive officers, and which permits eligible employees to elect to defer a portion of their compensation on a pre-tax basis. Pursuant to the terms of the 401(k) plan, from January 1, 2022 – January 31, 2024, the Company provided matching contributions of 50% of up to the first 6% of eligible compensation contributed to the plan by named executive officers. From February 1, 2021 – April 30, 2022, the Company provided matching contributions of 50% of up to the first 4% of eligible compensation contributed to the plan by the named executive officers (subject to an annual maximum of $3,000). From May 1, 2022 – December 31, 2022, the Company provided matching contributions of 50% of up to the first 6% of eligible compensation contributed to the plan by named executives. We do not maintain any defined benefit pension plans or any nonqualified deferred compensation plans.

Limited Perquisites

We provide our named executive officers with certain limited perquisites and other personal benefits that the Compensation Committee deems reasonable and consistent with our overall compensation program or necessary to achieve certain executive hire and retention objectives. See footnote 6 to the “Summary Compensation Table” for details on the limited perquisites provided to our named executive officers.

Executive Compensation Decision-making Process

Role of Compensation Committee

The Compensation Committee is appointed by the Board of Directors to fulfill the Board’s responsibilities relating to the compensation of our Chief Executive Officer and President and our other senior executives reporting to the CEO, and equity awards for other Section 16 officers. The Compensation Committee has overall responsibility for approving and evaluating all compensation plans and our policies and programs as they affect our senior executives. The Compensation Committee is responsible for exercising oversight with respect to potential compensation-related risks, including management’s assessment of risks related to employee compensation programs. For additional information regarding the role of our Compensation Committee, see “Corporate Governance—Committees of the Board—Compensation Committee.” In fulfilling its responsibilities, the Compensation Committee may retain compensation consultants to assist in structuring and evaluating executive compensation. The Compensation Committee has the sole authority to retain and terminate all compensation consultants and has the sole authority to approve the consultant’s fees and the terms and conditions of the consultant’s retention. The Compensation Committee also has authority to obtain advice and assistance from internal and external legal, accounting, and other advisors.

Role of Compensation Consultant

The Compensation Committee has engaged the services of Frederic W. Cook & Co., Inc. (“FW Cook”) as its outside independent compensation consultant. FW Cook provides general executive compensation consulting services to the Compensation Committee and advises it on a range of executive and director compensation matters including plan design, competitive market assessments, trends, best practices and technical and regulatory developments. FW Cook provides services to the Compensation Committee related only to executive and director compensation, and provides no other services to the Compensation Committee or the Company.

In 2024, FW Cook provided advice regarding the composition of the peer group used in evaluating the Company’s executive compensation practices, which the Company and the Compensation Committee continue to use to inform decisions made regarding changes to executive compensation. This peer group includes the following companies:

Citi Trends, Inc. (CTRN)	Lands’ End, Inc. (LE)	The Children’s Place, Inc. (PLCE)
Clarus Corporation (CLAR)	Lifetime Brands, Inc. (LCUT)	The Container Store Group, Inc. (TCSGQ)
Delta Apparel, Inc. (DLAPQ)	Movado Group, Inc. (MOV)	Tilly’s, Inc. (TLYS)
Destination XL Group, Inc. (DXLG)	Rent the Runway, Inc. (RENT)	Vera Bradley, Inc. (VRA)
Duluth Holdings Inc. (DLTH)	Shoe Carnival, Inc. (SCVL)	Zumiez Inc. (ZUMZ)
Escalade, Incorporated (ESCA)	The Cato Corporation (CATO)

These companies were selected for comparison because they were considered to reflect similar company attributes and core competencies for executive talent and reflect the labor market for the Company’s executive talent, in terms of both industry and organizational complexity, notwithstanding that none of these companies may be directly comparable to the Company. At the time the Compensation Committee approved the peer group, the Company’s annual revenues, annual EBITDA and market capitalization were at the 37th, 88th and 53rd percentiles, respectively.

Although the Compensation Committee generally believes that the target total compensation should be at the median of the peer group, the Company does not specifically “benchmark” compensation for specific executives or strive to pay our executive officers, including the named executive officers, at a particular level of compensation. Instead, the Compensation Committee uses the information to understand the range of compensation among these comparison companies and to obtain a general understanding of compensation practices.
Other Executive Compensation Matters
Stock Ownership Policy
We have minimum stock ownership requirements for
non-executive
directors and certain executive positions to more closely link executive and stockholder interests, to balance potential rewards and risks, and to encourage a long-term perspective in managing the Company. All forms of beneficial stock ownership (excluding stock options and unearned PSUs) count toward the guideline. Each non-executive
director and each covered executive has five years from the later of (i) the adoption date of the stock ownership policy, February 1, 2025, or (ii) the date of his or her appointment to reach the requirement, which are measured as an aggregate value as a multiple of base salary as follows: (A) 4x base annual cash retainer for our non-executive
directors; (B) 4x base salary for our Chief Executive Officer; (C) 2x base salary for our Chief Financial Officer; and (D) 1x base salary for our officers at the SVP level and above. All covered named executive officers had either met their respective ownership requirement or had remaining time and were on track to do so as of the date of this Proxy Statement. Once the required number of shares is initially attained on an annual measurement date, future compensation increases and changes in stock price will no longer have an impact and as long as the non-executive director or executive, as applicable, continues to own this number of shares, such individual will be deemed to be in compliance with the policy.
Hedging and Pledging under Securities Trading Policy
We have adopted a securities trading policy that applies to directors, officers and other employees as well as family members, as defined in the securities trading policy that was filed as Exhibit 19 to the Company’s Annual Report on Form
10-K
for the fiscal year ended February 1, 2025 (the “
Securities Trading Policy
”). The Company believes that the Securities Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations with respect to purchasing, selling and/or otherwise trading in the Company’s stock. Pursuant to the Securities Trading Policy, covered individuals are prohibited from engaging in certain activities that involve short-term or speculative transactions, including purchasing the Company’s stock on margin, short-sales, and buying or selling puts, calls, options or other derivatives. The Securities Trading Policy also requires prior approval for any long-term hedging transactions that are designed to protect an individual’s investment in J.Jill common stock. A copy of the Securities Trading Policy was included as Exhibit 19.1 to our Annual Report on Form
10-K,
filed with the SEC on April 1, 2025.
Incentive-Based Compensation Recovery Policy
In 2023, the Compensation Committee approved the J.Jill, Inc. Incentive-Base Compensation Recovery Policy (the “
Clawback Policy
”) in compliance with NYSE listing standards. The Clawback Policy requires the Compensation Committee, subject to certain narrow exceptions permitted by the NYSE listing standards, to recover from current and former executive officers erroneously awarded compensation in the event of a restatement of our financial statements due to material noncompliance with federal securities laws. Incentive-based compensation that was “received” during the three fiscal years preceding the restatement, beginning with performance periods ending after October 3, 2023, is subject to recoupment. The Clawback Policy is designed to satisfy relevant NYSE requirements and was included as an exhibit to our Annual Report on Form
10-K,
filed with the SEC on April 1, 2025.

Timing of Certain Equity Awards
In Fiscal Year 2024, we did not grant any stock options, stock appreciation rights or similar awards to our employees and we do not currently plan to grant stock options, stock appreciation rights or other similar appreciation-based awards as incentive compensation to any employee. Accordingly, we do not have a policy in relation to the timing or the determination of the terms of a grant of options or other awards in relation to the disclosure of material non-public
information. During Fiscal Year 2024, we did not time the disclosure of material non-public
information or the granting of any equity awards for the purpose of affecting the value of executive compensation.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis above with management. Based on its review and discussion with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2025.

THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

Shelley Milano, Chair

Courtnee Chun

Jyothi Rao

Michael Recht

Andrew Rolfe

Compensation Tables

Summary Compensation Table

The following summary compensation table sets forth information regarding the compensation paid to, awarded to, or earned by our named executive officers for services rendered in all capacities during the fiscal years presented.

Name and Principal Position	Fiscal Year(2)	Salary(3) ($)	Bonus ($)	Stock Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	All Other Compensation(6) ($)	Total ($)
Claire Spofford, Chief Executive Officer and President(1)	2024	992,177	—	2,305,485	797,710	199,334	4,294,706
	2023	968,350	—	974,689	1,091,758	117,585	3,152,382
	2022	922,846	—	899,414	1,929,030	97,165	3,848,455
Mark Webb, Executive Vice President, Chief Financial & Operating Officer	2024	734,179	—	3,642,847	442,710	38,285	4,858,021
	2023	726,560	—	511,911	566,821	12,773	1,818,065
	2022	692,347	—	472,181	1,006,471	11,507	2,182,506
Shelley Liebsch, Senior Vice President, Chief Merchandising Officer(1)	2024	517,187	—	362,264	207,909	20,027	1,107,387
Maria Martinez, Senior Vice President, Chief Human Resources Officer(1)	2024	461,164	100,000	321,129	185,388	130,790	1,198,471
	2023	103,846	—	211,334	190,931	6,290	512,401
Elliot Staples, Senior Vice President, Creative Director(1)	2024	533,400	—	373,625	214,427	20,764	1,142,216

(1)

Ms. Spofford has announced she will retire from the Company on April 30, 2025. Ms. Liebsch and Mr. Staples were not named executive officers of the Company prior to Fiscal Year 2024. Ms. Martinez was not a named executive officer of the Company prior to Fiscal Year 2023.

(2)

Fiscal Year 2023 was comprised of 53 weeks and Fiscal Year 2024 and Fiscal Year 2022 were comprised of 52 weeks. As a result of the extra week in Fiscal Year 2023, some of the values for Fiscal Year 2023, for example Salary, will be higher than Fiscal Year 2022.

(3)

Amounts set forth in the Salary column reflect the amount actually paid to each named executive officer for Fiscal Years 2022, 2023 and 2024 and includes the effect of any mid-year adjustments to their base salaries, if applicable. Base salary changes in Fiscal Year 2023 are further described in “Compensation Discussion and Analysis—Elements of Compensation—Base Salary.”

(4)

Represents the aggregate grant date fair value of RSUs and PSUs granted during the year in accordance with the Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, Stock Compensation (disregarding any forfeiture assumptions). Actual dollar values granted may differ from the stated target dollar value given equity awards are quoted as a dollar value and to determine the number of shares to be delivered the quoted amount is divided by the average closing price of J.Jill common stock for the 30 trading days prior to and including the date of the grant. These amounts do not correspond to the actual value that may be realized by our named executive officers for these awards. See Note 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the assumptions made in determining these values.

(5)	Amounts shown in the Non-Equity Incentive Plan column include payments under our MIP for fiscal years 2024, 2023 and 2022.

(6)	Amounts shown in the All Other Compensation column reflect the following:

Name	Housing Stipend ($)	Relocation Gross Up ($)	Relocation ($)	401(k) Match ($)	Dividend Equivalents on Unvested Stock Awards ($)(1)	Other(2) ($)	Total ($)
Claire Spofford	150,000	0	0	0	42,220	7,115	199,335
Mark Webb	0	0	0	11,226	24,106	2,953	38,285
Shelley Liebsch	0	0	0	10,385	5,509	4,133	20,027
Maria Martinez	54,079	24,535	33,398	9,627	3,518	5,633	130,790
Elliot Staples	0	0	0	10,404	5,727	4,633	20,764

(1)

Represents the dollar value of dividend equivalents credited for unvested stock awards, which was not factored into the grant date fair value for the stock awards. Once credited, each dividend equivalent is treated as an additional RSU or PSU granted pursuant to the underlying award and is subject to all the same terms and conditions.

(2)	Amounts in the “Other” column include life insurance, long term disability and short-term disability premiums and other immaterial amounts.

Grants of Plan-Based Awards

The following table shows all plan-based awards granted to our named executive officers during Fiscal Year 2024, which ended on February 1, 2025.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units(4)	Grant Date Fair Value of Stock Awards(5)
Name	Grant Date(2)	Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)
Claire Spofford	4/1/2024	$496,088	$992,177	$1,984,354	15,514	31,027	62,054	32,563	$2,305,485
Mark Webb(6)	4/1/2024	$275,317	$550,634	$1,101,268	14,606	29,211	58,422	29,948	$2,150,157
	12/13/2024							56,050	$1,492,690
Shelley Liebsch	4/1/2024	$129,297	$258,593	$517,187	2,444	4,888	9,776	8,453	$362,264
Maria Martinez	4/1/2024	$115,291	$230,582	$461,163	2,180	4,358	8,716	4,480	$321,129
Elliot Staples(6)	4/1/2024	$133,350	$266,700	$533,400	2,520	5,040	10,080	8,504	$373,625

(1)

Amounts represent awards payable under our MIP. See “Compensation Discussion and Analysis—Management Incentive Plan” above for a description of our MIP. Actual amounts paid under our MIP for Fiscal Year 2024 are set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(2)	Grant date applies to equity incentive plan awards. Non-equity incentive plan awards are in effect for the 2024 plan year starting February 4, 2024 and ending February 1, 2025.

(3)

Reflects the number of shares that will vest for the applicable level of performance under the PSU portion of the Fiscal Year 2024 grants made pursuant to the 2017 Plan, the terms of which are summarized under “Compensation Discussion and Analysis—Long-Term Incentive Plan.” Holders of PSUs are granted an additional number of PSUs in connection with the payment of cash dividends by the Company equal to the quotient (rounded to the nearest hundredth) obtained by dividing (x) the product of (i) 100% of the total number of PSUs granted pursuant to a particular award and outstanding as of the record date for such dividend (without regard to any designation for Adjusted EBITDA PSUs or TSR PSUs) multiplied by (ii) the amount of the dividend per share, by (y) the fair market value per share on the payment date for such dividend. Once credited, each additional PSU granted in connection with a dividend is treated as a PSU granted pursuant to the underlying award and is subject to all the same terms and conditions.

(4)

Reflects RSUs granted in Fiscal Year 2024. Holders of RSUs are granted an additional number of RSUs in connection with the payment of cash dividends by the Company equal to the quotient (rounded to the nearest hundredth) obtained by dividing (x) the product of (i) the number of RSUs granted pursuant to a particular award and outstanding as of the record date for such dividend multiplied by (ii) the amount of the dividend per share, by (y) the fair market value per share on the payment date for such dividend. Once credited, each additional RSU granted in connection with a dividend is treated as an RSU granted pursuant to the underlying award and is subject to all the same terms and conditions.

(5)

Amounts represent the grant date fair value of each award granted in Fiscal Year 2024 computed in accordance with ASC Topic 718. Actual dollar values granted may differ than the stated target dollar value given equity awards are quoted as a dollar value and to determine the number of shares to be delivered the quoted amount is divided by the average closing price of J.Jill common stock for the 30 trading days prior to and including the date of the grant.

(6)	During Fiscal Year 2024, Mr. Webb received the Retention RSUs and Mr. Staples received the Retention Cash as described above under “Compensation Discussion and Analysis—2024 Retention Awards.”

Outstanding Equity Awards at Fiscal Year-End

The following table provides information about the outstanding equity awards held by our named executive officers as of February 1, 2025.

Name	Grant Date	Number of Shares or Units that have not Vested(2)(4) (#)	Market Value of Restricted Shares or Units of Stock that Have Not Vested(1) ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested(3)(5) (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested(1)(4) ($)
Claire Spofford	02/15/2021	75,547	2,063,931	—	—
	06/15/2021	10,917	298,252	—	—
	03/31/2022	19,906	543,832	—	—
	03/29/2023	11,793	322,193	—	—
	03/29/2023	—	—	17,317	473,098
	04/01/2024	31,253	853,835	—	—
	04/01/2024	—	—	30,670	837,907
Mark Webb	06/15/2021	5,095	139,192	—	—
	07/12/2021	3,777	103,196	—	—
	03/31/2022	10,451	285,510	—	—
	03/29/2023	6,193	169,187	—	—
	03/29/2023	—	—	9,095	248,475
	04/01/2024	29,424	803,860	—	—
	04/01/2024	—	—	28,875	788,857
	12/13/2024	56,050	1,531,297	—	—
Shelley Liebsch	06/15/2021	2,593	70,834	—	—
	03/31/2022	5,253	143,512	—	—
	03/29/2023	3,117	85,144	—	—
	03/29/2023	—	—	4,578	125,062
	04/01/2024	4,923	134,486	—	—
	04/01/2024	—	—	4,833	132,038
Maria Martinez	12/27/2023	5,378	146,921	—	—
	04/01/2024	4,390	119,928	—	—
	04/01/2024	—	—	4,308	117,698
Elliot Staples	06/15/2021	2,593	70,834	—	—
	03/31/2022	5,253	143,512	—	—
	10/03/2022	301	8,224	—	—
	03/29/2023	3,211	87,731	—	—
	03/29/2023	—	—	4,717	128,865
	04/01/2024	5,078	138,724	—	—
	04/01/2024	—	—	4,983	136,125

(1)	The market value of the RSUs and PSUs shown above is based on the $27.32 closing market price of our common stock on the last trading day of Fiscal Year 2024, January 31, 2025.
(2)	Shares reflected in this column include the additional RSUs awarded in connection with the Company’s payment of dividends as described in footnote 3 to the “Grants of Plan Based Awards” table above.
(3)	Shares reflected in this column include the additional PSUs awarded in connection with the Company’s payment of dividends as described in footnote 2 to the “Grants of Plan Based Awards” table above.
(4)

The column reflects Eligible Adjusted EBITDA PSUs following measuring the performance for Fiscal Year 2023 under the 2023 PSU grant and Fiscal Year 2024 under both the 2023 and 2024 PSU grants. All Eligible Adjusted EBITDA PSUs shall vest on January 30, 2027 and January 29, 2028, respectively. See “2024 Adjusted EBITDA PSU Performance and Payout” table in the Compensation Discussion and Analysis section for more detail.

(5)	The vesting schedule for the awards granted as of each grant date are as follows:

2024 Outstanding Equity Awards Vesting Schedule

Name	Grant Date	RSU Vesting Schedule(a)	PSU Vesting Schedule(b)
Claire Spofford	2/15/2021	25% vested 2/15/2025
Claire Spofford, Mark Webb, Shelley Liebsch, Elliot Staples	6/15/2021	25% vests 6/15/2025
Mark Webb	7/12/2021	25% vests 7/12/2025
Claire Spofford, Mark Webb, Shelley Liebsch, Elliot Staples	3/31/2022	33.3% vested 3/31/2025
Elliot Staples	10/3/2022	33.3% vests 10/3/2025
Claire Spofford, Mark Webb, Shelley Liebsch, Elliot Staples	3/29/2023	33.3% vested 3/29/25 33.3% vests 3/29/26	100% vests 1/31/2026
Maria Martinez	12/27/2023	33.3% vests 12/27/25 and 12/27/26
Claire Spofford, Mark Webb, Shelley Liebsch, Maria Martinez, Elliot Staples	4/1/2024	33.3% vested 4/1/25 33.3% vests 4/1/26 and 4/1/27	100% vests 1/30/2027
Mark Webb	12/13/2024	50% vests 12/13/2025 12.5% vests 3/31/26, 6/30/2026, 9/30/2026 and 12/31/2026

(a)

This column shows the vesting schedule of unvested RSUs reported in the “Number of Shares or Units of Stock That Have Not Vested” column. The RSUs vest on the anniversary of the grant date in the years shown in the table above, unless otherwise specified.

(b)

This column shows the vesting schedule of the unvested PSUs reported in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” column. PSUs vest to the extent earned on the dates above.

Options Exercised and Stock Vested

None of our named executive officers exercised any stock options during Fiscal Year 2024. The following table provides information for each of our named executive officers regarding vesting of RSU and PSU awards during Fiscal Year 2024.

Name	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Claire Spofford	111,474	$3,083,066
Mark Webb	24,038	$780,495
Shelley Liebsch	10,516	$331,813
Maria Martinez	2,680	$72,025
Elliot Staples	11,450	$356,053

(1)	The numbers shown include shares withheld by the Company to satisfy tax obligations associated with vesting and reflects the vesting of RSUs and PSUs.

(2)	Represents the fair market value of the shares of stock based on closing price on the vesting date.

Potential Payments Upon Termination of Employment or Change in Control

Claire Spofford

Termination without “Cause” and/or “Good Reason” Resignation: The Spofford Employment Agreement provides that, upon a termination of employment by the Company without “cause” or a resignation by Ms. Spofford for “good reason,” in either case, absent a “change in control” (as defined below), then upon the execution of an irrevocable release of claims and continued compliance with the terms of the restrictive covenants set forth in her employment agreement, Ms. Spofford would be entitled to:

•	payment of any accrued benefits including accrued base salary and benefits;

•	12 months of base salary and medical and dental coverage continuation (unless such coverage is otherwise obtained through a new employer);

•	a pro-rated bonus for the year of termination based on actual performance (with any personal non-financial performance goals deemed achieved at 100%); and

•	accelerated vesting of a prorated portion of the restricted stock units scheduled to vest on the next vesting date following such termination.

If such a qualifying termination of employment occurs at any time following a “change in control” of the Company (as such term is defined in the 2017 Plan) as a result of which the Company or its successor does not have any stock trading on a nationally recognized securities exchange, then upon the execution of an irrevocable release of claims and continued compliance with the terms of the restrictive covenants set forth in her employment agreement, Ms. Spofford would be entitled to, in addition to accrued benefits, (i) an amount equal to the sum of two times her (x) then-current annual base salary and (y) target annual bonus, payable over 12 months following such termination of employment; and (ii) 24 months (or, if later, the period from Ms. Spofford’s termination through the completion of the employment term) of medical and dental continuation.

If the severance payments and vesting described above would be a “parachute payment” resulting in a lost tax deduction for the Company under Section 280G of the Code and excise tax to the executive under Section 4999 of the Code, such payments and vesting would be reduced to the extent necessary to avoid the imposition of any excise tax or loss in tax deduction.

Additionally, in accordance with the 2017 Plan and the terms of Ms. Spofford’s PSU award agreements: (A) in the event of a “change in control” within 12 months of the grant date, and either (i) her outstanding equity awards are not assumed or substituted for equivalent awards, or (ii) her outstanding equity awards are assumed or substituted for equivalent awards and, within 12 months following such “change in control,” if Ms. Spofford’s employment is terminated by the Company without “cause” (other than due to death or disability) or by Ms. Spofford for “good reason,” then all outstanding PSUs convert to RSUs assuming target performance criteria have been achieved and based on the closing price of the Company’s stock on the date of the “change in control”; and (B) in the event of a “change in control” after 12 months of the grant date, and either (i) her outstanding equity awards are not assumed or substituted for equivalent awards, or (ii) her outstanding equity awards are assumed or substituted for equivalent awards and, within 12 months following such “change in control,” if Ms. Spofford’s employment is terminated by the Company without “cause” (other than due to death or disability) or by Ms. Spofford for “good reason,” then all outstanding PSUs for which actual performance criteria have been achieved for completed years shall convert to RSUs on the basis of such actual performance results and based on the closing price of the Company’s stock on the date of the “change in control.”

Additionally, in accordance with the 2017 Plan and the terms of Ms. Spofford’s RSU award agreements, in the event of a “change in control” and either (i) her outstanding equity awards are not assumed or substituted for equivalent awards, or (ii) her outstanding equity awards are assumed or substituted for equivalent awards and, within 12 months following such “change in control,” Ms. Spofford’s employment is terminated by the Company without “cause” (other than due to death or disability) or by Ms. Spofford for “good reason,” then the unvested portion of her outstanding equity awards will accelerate and vest in full.

Other NEOs

Termination without “Cause” and/or “Good Reason” Resignation: The offer letters for our other named executive officers provide that, upon a termination of employment by the Company without “cause” or a resignation by the executive for “good reason,” then upon the execution of an irrevocable release of claims and continued compliance with the terms of the restrictive covenants set forth in the executive’s offer letter, the executive would be entitled to:

•	payment of any accrued benefits including accrued base salary and benefits;

•	any unpaid annual bonus earned but not yet paid for the fiscal year preceding the fiscal year in which employment was terminated;

•	base salary continuation for a period of 12 months following the date of termination; and

•

medical and dental coverage continuation for 12 months following the date of termination with the costs of the premiums shared in the same proportion as before the termination of his employment (unless such coverage is otherwise obtained through a new employer).

If the severance payments and vesting described above would be a “parachute payment” resulting in a lost tax deduction for the Company under Section 280G of the Code and excise tax to the executive under Section 4999 of the Code, such payments and vesting would be reduced to the extent necessary to avoid the imposition of any excise tax or loss in tax deduction.

Additionally, in accordance with the 2017 Plan and the terms of each executive’s PSU award agreements, (A) in the event of a “change in control” within 12 months of the grant date, and either (i) the executive’s outstanding equity awards are not assumed or substituted for equivalent awards, or (ii) the executive’s outstanding equity awards are assumed or substituted for equivalent awards and, within 12 months following such “change in control,” if the executive’s employment is terminated by the Company without “cause” (other than due to death or disability) or by the executive for “good reason,” then all outstanding PSUs convert to RSUs assuming target performance criteria have been achieved and based on the closing price of the Company’s stock on the date of the “change in control”; and (B) in the event of a “change in control” after 12 months of the grant date, and either (i) the executive’s outstanding equity awards are not assumed or substituted for equivalent awards, or (ii) the executive’s outstanding equity awards are assumed or substituted for equivalent awards and, within 12 months following such “change in control,” if the executive’s employment is terminated by the Company without “cause” (other than due to death or disability) or by the executive for “good reason,” then all outstanding PSUs for which actual performance criteria have been achieved for completed years shall convert to RSUs on the basis of such actual performance results and based on the closing price of the Company’s stock on the date of the “change in control.”

Additionally, in accordance with the 2017 Plan and the terms of each executive’s RSU award agreements, in the event of a “change in control” and either (i) the executive’s outstanding equity awards are not assumed or substituted for equivalent awards, or (ii) the executive’s outstanding equity awards are assumed or substituted for equivalent awards and, within 12 months following such “change in control,” if the executive’s employment is terminated by the Company without “cause” (other than due to death or disability) or by the executive for “good reason,” then the unvested portion of his outstanding equity awards will accelerate and vest in full.

Termination without “Good Reason” and/or Death/Disability: Each executive’s offer provides that, upon termination of employment due to death or disability or resignation without “good reason,” the executive will be entitled to accrued base salary, any unpaid annual bonus earned but not yet paid for the fiscal year preceding the fiscal year in which employment was terminated and benefits through the date of termination.

All other terminations of employment: Each executive’s offer letter provides that, upon any other termination of employment, the executive will be entitled only to accrued base salary and benefits through the date of termination.

Definitions of “Cause” and “Good Reason” and “Change in Control”

The Spofford Employment Agreement defines “cause” generally as such executive’s (i) willful breach of the restrictive covenants in her employment agreement; (ii) willful failure to follow a lawful directive of the board; (iii) willful misconduct or gross negligence in the performance or nonperformance of any of her duties or responsibilities; (iv) dishonesty or fraud with respect to the business or affairs of the Company or its affiliates; (v) conviction of or plea of no contest to any misdemeanor involving theft, fraud, dishonesty, or act of moral turpitude or any felony that in either case results, or would reasonably be expected to result, in material harm to the business or reputation of the Company; or (vi) use of alcohol or drugs in a manner that materially interferes with the performance of performance of the executive’s duties.

The other named executive officers’ offer letters define “cause” generally as such executive’s (i) breach of any material provisions of the employment agreement or offer letter; (ii) failure to follow a lawful directive of the executive’s reporting officer; (iii) negligence in the performance or nonperformance of any of the executive’s duties or responsibilities; (iv) dishonesty, fraud, or willful misconduct with respect to our business or affairs; (v) conviction of or plea of no contest to any misdemeanor involving theft, fraud, dishonesty, or act of moral turpitude or to any felony; or (vi) use of alcohol or drugs in a manner that materially interferes with the performance of the executive’s duties.

The Spofford Employment Agreement defines defined “good reason” generally as: (i) a material diminution in executive’s duties or responsibilities; (ii) (A) executive shall not be the senior most executive officer of Company, (B) executive shall not report directly to the board or (C) any officer of the Company shall not report, directly or through officers reporting to Executive (provided that the board may appoint a chairperson who is designated as an officer of the Company and the Company may establish independent reporting relationships between officers such as the Chief Financial Officer, Chief Compliance Officer or Chief Legal Officers and the board or committees of the board responsible for oversight of substantive areas of the Company reporting or compliance obligations); (iii) a reduction in executive’s title below the title of Chief Executive Officer or President; a material reduction in executive’s base salary, other than an across the board reduction to base salary for all senior executives of the Company of no more than 20% (provided that all such across the board reductions shall not, when aggregated, exceed 20% of executive’s base salary as of the date of the first such reduction); (v) the Company’s failure to obtain an agreement from any successor to the Company to assume and agree to perform the employment agreement in the same manner and to the same extent that the Company would be required to perform if no succession had taken place, except where such assumption occurs by operation of law; (vi) the relocation of executive’s principal work location outside of the Quincy, Massachusetts, area without executive’s consent; or (vii) any other material breach of the employment agreement by the Company.

The other named executive officers’ offer letters define “good reason” generally as (i) a reduction in such executive’s title below the level of Executive Vice President or Senior Vice President, as applicable; (ii) a material reduction in the executive’s base salary; or (iii) a relocation of their principal work location outside of the Quincy, Massachusetts area.

A “change in control,” as defined in the 2017 Plan and the employment and equity arrangements, generally means (i) the acquisition by any person of beneficial ownership of 50% or more (on a fully diluted basis) of either (A) the then outstanding shares of common stock of the Company or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of directors, but excluding acquisitions by the Company, TI IV and its permitted transferees or any of their respective affiliates or by any employee benefit plan sponsored by the Company or any of its affiliates, (ii) a change in the composition of our Board of Directors such that members of our Board of Directors during any consecutive 12-month period cease to constitute a majority of our Board of Directors, (iii) the approval by the stockholders of the Company of a plan of complete dissolution or liquidation of the Company, or (iv) the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or sale, transfer or other disposition of all or substantially all of the business or assets of the Company to an entity that is not an affiliate of the Company, unless immediately following such transaction.

Estimated Payments Upon Termination of Employment or Change in Control

The description below shows the severance payments and benefits that each named executive officer would, if applicable, have received had his or her employment been terminated by us without “cause” or pursuant to a resignation with “good reason,” whether prior to or following a “change in control.” The amounts are calculated as if the date of termination and, as applicable, the “change in control,” occurred on February 1, 2025.

Claire Spofford

Element of Pay	Termination For Cause or Resignation Without Good Reason	Termination Without Cause or Resignation With Good Reason	Death or Disability	Change-In- Control(1)
Severance	$0	$1,000,000	$0	$2,000,000
Cash Bonus	$797,710	$797,710	$797,710	$797,710
RSUs	$0	$3,005,937	$0	$4,082,043
PSUs	$0	$0	$0	$945,826
Health Benefits Payment	$0	$27,635	$0	$55,270
Accrued but Unused Vacation	$53,846	$53,846	$53,846	$53,846

Total	$851,556	$4,885,128	$851,556	$7,934,695

Mark Webb

Element of Pay	Termination For Cause or Resignation Without Good Reason	Termination Without Cause or Resignation With Good Reason	Death or Disability	Change-In- Control(1)
Severance	$0	$737,900	$0	$737,900
Cash Bonus(2)	$0	$442,710	$442,710	$442,710
RSUs Retention Award	$0	$1,531,297	$1,531,297	$1,531,297
RSUs	$0	$0	$0	$1,500,945
PSUs	$0	$0	$0	$727,082
Health Benefits Payment	$0	$26,273	$0	$26,273
Accrued but Unused Vacation	$35,476	$35,476	$35,476	$35,476

Total	$35,476	$2,773,656	$2,009,483	$5,001,683

Shelley Liebsch

Element of Pay	Termination For Cause or Resignation Without Good Reason	Termination Without Cause or Resignation With Good Reason	Death or Disability	Change-In- Control(1)
Severance	$0	$536,100	$0	$536,100
Cash Bonus(2)	$0	$207,909	$207,909	$207,909
RSUs	$0	$0	$0	$433,976
PSUs	$0	$0	$0	$190,972
Health Benefits Payment	$0	$26,273	$0	$26,273
Accrued but Unused Vacation	$19,588	$19,588	$19,588	$19,588

Total	$19,588	$789,870	$227,497	$1,414,818

Maria Martinez

Element of Pay	Termination For Cause or Resignation Without Good Reason	Termination Without Cause or Resignation With Good Reason	Death or Disability	Change-In- Control(1)
Severance	$0	$463,500	$0	$463,500
Cash Bonus(2)	$0	$185,388	$185,388	$185,388
RSUs(3)	$0	$0	$0	$266,849
PSUs	$0	$0	$0	$77,722
Health Benefits Payment	$0	$22,424	$0	$22,424
Accrued but Unused Vacation	$17,831	$17,831	$17,831	$17,831

Total	$17,831	$689,143	$203,219	$1,033,714

Elliot Staples

Element of Pay	Termination For Cause or Resignation Without Good Reason	Termination Without Cause or Resignation With Good Reason	Death or Disability	Change-In- Control(1)
Severance	$0	$519,800	$0	$519,800
Cash Bonus(2)	$0	$214,427	$214,427	$214,427
Cash Retention Award	$0	$1,072,200	$1,072,200	$1,072,200
RSUs	$0	$0	$0	$449,032
PSUs	$0	$0	$0	$196,816
Health Benefits Payment	$0	$18,297	$0	$18,297
Accrued but Unused Vacation	$0	$0	$0	$0

Total	$0	$1,824,724	$1,286,627	$2,470,572

(1)

Change-in-Control value assumes the acquirer or successor company in such Change-in-Control has not provided for the substitution, assumption, exchange or other continuation. Adjusted EBITDA PSUs for completed performance years 2023 and 2024 reflect actual performance and all unearned Adjusted EBITDA PSUs are cancelled. TSR PSUs assume 100% performance. Actual TSR performance would be calculated as of the closing date of the Change-in-Control based on the applicable deal price in connection with such Change-in-Control.

(2)

Messrs. Webb and Staples and Mses. Martinez and Liebsch are only entitled to their cash bonus if they resign without Good Reason. They are not entitled to their cash bonus if they are terminated for Cause. The cash bonus for each of Messrs. Webb and Staples and Mses. Martinez and Liebsch, respectively, are as follows: $442,710; $214,427, $185,388 and $207,909.

(3)

On March 24, 2025, the Company entered into a Retention Agreement with Ms. Martinez (the “Martinez Retention Agreement”), under which the Company agreed to pay Ms. Martinez a retention payment in the amount of $477,400 in the form of stock-settled RSUs. Ms. Martinez’s retention RSUs vest as follows: (i) 50% will vest on the first anniversary of the grant date; and (ii) the remaining 50% will vest in equal amounts (i.e. 12.5% of the total Retention RSU grant) on the last day of each quarter that Ms. Martinez remains continuously employed by the Company through such quarter, with the first such quarter beginning January 1, 2026 and ending on March 31, 2026. A copy of the Martinez Retention Agreement will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the first fiscal quarter.

Pay versus Performance
The following table sets out information regarding Fiscal Year 2021, Fiscal Year 2022, Fiscal Year 2023, and Fiscal Year 2024 in satisfaction of Item 402(v) of
Regulation S-K, which
requires disclosure regarding executive “Compensation Actually Paid” or “CAP” (as calculated in accordance with SEC rules) and certain Company performance.

Year	Summary Compensation Table Total for PEO 1 (Claire Spofford) (1)	Compensation Actually Paid to PEO 1 (Claire Spofford) (2)	Summary Compensation Table Total for PEO 2 (James Scully) (1)	Compensation Actually Paid to PEO 2 (James Scully) (2)	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (4)	Value of Initial Fixed $100 Investment Based On		Net Income ($) (7)	Adjusted EBITDA ($K) (8)
							Total Shareholder Return (5)	Peer Group Total Shareholder Return (6)
2024	$4,294,706	$4,789,801	$0	$0	$2,076,523	$2,083,232	$683.00	$98.38	$39,483	$107,140
2023	$3,152,382	$2,797,754	$0	$0	$1,067,991	$533,154	$591.32	$85.03	$36,201	$112,237
2022	$3,848,455	$7,378,107	$0	$0	$1,562,408	$2,250,768	$642.68	$81.43	$42,175	$109,437
2021	$6,936,122	$9,644,806	$278,389	$244,729	$1,810,232	$2,082,029	$370.97	$91.23	($28,143)	$91,786

(1)
The dollar amounts reported in this column are the amounts of total compensation reported for our Principal Executive Officer (“PEO”) for each corresponding year in the “Total” column of the Summary Compensation Table, which for 2022, 2023, and 2024 includes our current PEO Claire Spofford (PEO 1), and for 2021, includes our current PEO Claire Spofford (PEO 1) and former PEO James Scully (PEO 2).

(2)
The dollar amounts reported in this column represent the amount of “compensation actually paid” to our PEO for the applicable fiscal year, as computed in accordance with Item 402(v) of Regulation
S-K,
which for 2022, 2023, and 2024 includes our current PEO Claire Spofford, and for 2021, includes our current PEO Claire Spofford and former PEO James Scully. The dollar amounts do not reflect the actual amount of compensation earned by or paid to such executives during the applicable year. In accordance with the requirements of Item 402(v) of
Regulation S-K,
the following adjustments were made to the total compensation for each year to determine the compensation actually paid:

Fiscal Year	Claire Spofford 2024
SCT Total	$4,294,706
- Change in Pension Value and Above Market Non-Qualified Deferred Compensation	$0
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	($2,305,485)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$1,806,699
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$511,883
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$481,998
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0
+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$0
Compensation Actually Paid	$4,789,801

(3)	The dollar amounts reported in this column represent the average of the amounts reported for the Company’s non-PEO named executive officers (“Non-PEO NEOs”) as a group in the “Total” column of the

Summary Compensation Table in each applicable year. For purposes of calculating the average amounts in each applicable year, the names of each of the
Non-PEO
NEOs include are as follows for each – 2024: Mark Webb, Maria Martinez, Elliot Staples, and Shelley Liebsch & 2023, 2022, 2021: Mark Webb and Kyle Polischuk.

(4)
The dollar amounts reported in this column represent the average amount of “compensation actually paid” to the
Non-PEO
NEOs as a group in the applicable year as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the
Non-PEO
NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following adjustments were made to the average total compensation for the
Non-PEO
NEOs as a group for each year to determine the compensation actually paid, using the same methodology described in Note 2 above:

Fiscal Year	Non-PEO NEOs
2024
SCT Total	$2,076,523
- Change in Pension Value and Above Market Non-Qualified Deferred Compensation	$0
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	($1,174,966)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$1,016,023
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$69,523
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$96,129
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0
+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$0
Compensation Actually Paid	$2,083,232

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: S&P Retail Select Industry Index.

(7)	Dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(8)
Adjusted EBITDA is defined as net income plus
non-cash
interest expense, depreciation and amortization, interest and other income, income tax provision, loss (gain) on the extinguishment of debts, stock-based compensation expense and restructuring or other unusual charges. While the Company uses numerous financial and non-financial
performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Adjusted EBITDA is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the company to link compensation actually paid to the company’s NEOs, for the most recently completed fiscal year, to company performance.

Relationship Between Pay and Performance
The charts below illustrate the relationship between the executive “Compensation Actually Paid” and the Company’s absolute TSR & Peer Group TSR, the executive “Compensation Actually Paid”, the Company’s net income, and the executive “Compensation Actually Paid” and the Company’s Adjusted EBITDA in satisfaction of Item 402(v) of Regulation
S-K.

JILL TSR & Peer Group TSR vs. Compensation Actually Paid
Compensation Actually Paid ($M)
Value of $100 Investment from 1/30/2021
$12
$10
$8
$6
$4
$2
$0
$800
$700
$600
$500
$400
$300
$200
$100
$0
$9.64
$2.08
$0.24
$370.97
$91.23
$7.38
$2.25
$0.00
$642.68
$81.43
$2.80
$0.53
$591.32
$85.03
$4.79
$2.08
$683.00
$98.38
FY 2021
FY 2022
FY 2023
FY 2024
PEO CAP ($M)
Average Non-PEO NEO CAP ($M)
PEO 2 CAP ($M)
JILL TSR
S&P Retail Select Industry Index TSR

JILL Net Income vs. Compensation Actually Paid
Compensation Actually Paid ($M)
Net Income ($K)
$12
$10
$8
$6
$4
$2
$0
$50,000
$40,000
$30,000
$20,000
$10,000
$0
($10,000)
($20,000)
($30,000)
($40,000)
$9.64
$2.08
$0.24
($28,143)
$7.38
$2.25
$42,175
$2.80
$0.53
$36,201
$4.79
$2.08
$39,483
FY 2021
FY 2022
FY 2023
FY 2024
PEO CAP ($M)
Average Non-PEO NEO CAP ($M)
PEO 2 CAP ($M)
Net Income

JILL Adjusted EBITDA vs. Compensation Actually Paid
Compensation Actually Paid ($M)
Adjusted EBITDA ($K)
$12
$10
$8
$6
$4
$2
$0
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$9.64
$2.08
$0.24
$91,786
$7.38
$2.25
$109,437
$2.80
$0.53
$112,237
$4.79
$2.08
$107,140
FY 2021
FY 2022
FY 2023
FY 2024
PEO CAP ($M)
Average Non-PEO NEO CAP ($M)
PEO 2 CAP ($M)
Adjusted EBITDA

Financial Performance Measure
J.Jill uses a mix of performance measures to determine both short-term and long-term compensation. As required by SEC rules, the performance measures identified as the most important in determining Fiscal Year 2024 compensation decisions are listed below, each of which is described in greater detail in the Compensation Discussion & Analysis section above.

Financial Performance Measure
Adjusted EBITDA
Absolute TSR

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors, including our Audit Committee, has selected Grant Thornton as our independent registered public accounting firm for the fiscal year ending January 31, 2026, and recommends that our stockholders vote to ratify this appointment. If our stockholders ratify this appointment, our Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it believes that doing so would be in the best interests of our stockholders. If our stockholders do not ratify this appointment, our Audit Committee may reconsider, but might not change, its appointment.

Grant Thornton has audited our financial statements since Fiscal Year 2021. Representatives of Grant Thornton are expected to be virtually present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Summary of Fees

The Audit Committee has adopted a policy for the pre-approval of all audit and permitted non-audit services that may be performed by our independent registered public accounting firm. Under the policy, the Audit Committee must give prior approval for any amount or type of service within four categories – audit, audit-related, tax services or, to the extent permitted by law, other services-that the independent auditor provides. Prior to the annual engagement, the Audit Committee may grant general pre-approval for independent auditor services within these four categories. During the fiscal year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval and, in those instances, such service will require separate pre-approval by the Audit Committee if it is to be provided by the independent auditor. For any pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence, whether the auditor is best-positioned to provide the most cost-effective and efficient service and whether the service might enhance our ability to manage or control risk or improve audit quality. The Audit Committee may delegate to one or more of its members authority to approve a request for pre-approval, provided the member reports any approval so given to the Audit Committee at its next scheduled meeting.

The following table summarizes the aggregate fees billed for professional services rendered by Grant Thornton to us for Fiscal Year 2023 and Fiscal Year 2024. A description of these various fees and services follows the table.

Name	Fiscal Year 2023(1)	Fiscal Year 2024
Audit Fees	$1,059,080	$1,171,290
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$1,059,080	$1,171,290

(1)	2023 Audit Fees have been updated from those included in our 2024 Proxy Statement to account for the final fees and expenses incurred for comfort letter and consent procedures during such year.

Audit Fees

The aggregate fees billed to us by Grant Thornton in Fiscal Years 2023 and 2024 reflected as audit fees above consist of fees billed related to the audit of our annual consolidated financial statements included in our annual report on Form 10-K, the review of our quarterly consolidated financial statements included in our quarterly reports on Form 10-Q, and for comfort letter and consent procedures.

Vote Required

Based on this evaluation, our Board of Directors is requesting that our stockholders ratify Grant Thornton’s appointment for the 2025 fiscal year. Approval of the proposal to ratify Grant Thornton’s appointment requires the affirmative vote of a majority of the voting power of shares of stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will be counted for purposes of determining the number of shares present or represented at the virtual Annual Meeting and, accordingly will have the same effect as an AGAINST vote on this proposal.

We are not required to seek ratification from stockholders of our selection of independent auditor but are doing so as a matter of good governance. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent auditor. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent auditor at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Our Board of Directors unanimously recommends that stockholders vote FOR the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending January 31, 2026.

AUDIT COMMITTEE REPORT

Our Audit Committee has (1) reviewed and discussed with management the audited financial statements for Fiscal Year 2024, (2) discussed with Grant Thornton, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 61, as adopted by the Public Company Accounting Oversight Board (“PCAOB”), and (3) received the written disclosures and the letter from Grant Thornton concerning applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton its independence. Based upon these discussions and reviews, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for Fiscal Year 2024, which is filed with the SEC.

Our Board of Directors has determined that Michael Eck, Courtnee Chun, Shelley Milano and Michael Rahamim are independent within the meaning of the NYSE listing rules and meet the additional requirements for independence for Audit Committee members imposed by Rule 10A-3 under the Exchange Act (collectively, the “Audit Committee Independence Requirements”). As a result, our Audit Committee is composed entirely of directors who are independent within the meaning of the NYSE listing rules and meet the Audit Committee Independence Requirements. Our Board of Directors has determined that Mr. Eck qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K. Our Audit Committee operates under a written charter adopted by our Board of Directors, a copy of which is available under Governance Documents in the Corporate Governance section of our Investor Relations website at https://investors.jjill.com/.

Grant Thornton is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee’s responsibility is to monitor, evaluate and oversee these processes. The Audit Committee members are not our employees, and are not professional accountants or auditors. The Audit Committee’s primary purpose is to assist our Board of Directors to fulfill its oversight responsibilities by reviewing the financial information provided to stockholders and others, the systems of internal controls that management has established to preserve the Company’s assets and the audit process. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures or to determine that our financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed the audited financial statements with management. In giving the Audit Committee’s recommendation to our Board of Directors, it has relied on management’s representations that the consolidated financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent registered public accounting firm, Grant Thornton, included in its report on our consolidated financial statements.

THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

Michael Eck

Shelley Milano

Michael Rahamim

Courtnee Chun

PROPOSAL THREE

APPROVAL OF THE J.JILL, INC. AMENDED & RESTATED

2017 OMNIBUS EQUITY INCENTIVE PLAN

We are seeking the approval by our stockholders of the J.Jill, Inc. Amended & Restated 2017 Omnibus Equity Incentive Plan (the “A&R 2017 Plan”), which was approved by our Board on March 11, 2025, following a recommendation by Compensation Committee to approve the A&R 2017 Plan on March 10, 2025. The A&R 2017 Plan amends and restates the 2017 Plan. A copy of the A&R 2017 Plan is attached as Appendix A.

Background

The A&R Plan currently limits the aggregate number of shares of our common stock that may be delivered pursuant to all awards granted under the A&R Plan to 2,043,453. As of February 1, 2025, a total of 706,888 shares of our common stock remained available for future issuance under the A&R Plan and shares representing 4.6% of our common stock were subject to outstanding awards under the A&R Plan. The number of additional shares being requested for authorization under the A&R 2017 Plan is 750,000, such that, if the A&R 2017 Plan is approved by our stockholders, we will have, in the aggregate, 2,793,453 shares available for issuance (which includes the number of shares remaining available for future grant under the 2017 Plan).

Increasing the number of shares available for issuance under the A&R Plan is necessary to enable the continued use of equity compensation awards, including those that vest based on attainment of prescribed performance goals, to provide competitive levels of compensation to key talent and promote alignment between management and stockholder interests. Granting equity-based compensation to eligible officers, employees, and non-employee directors encourages ownership in the Company by key personnel whose contribution is essential to the Company’s continued progress and, thereby, encourage recipients to act in our stockholders’ interests and share in the Company’s success. Our people are our greatest asset in the delivery of sustainable value to our stockholders.

The 2017 Plan was adopted by our Board and approved by stockholders at the Annual Meeting of Stockholders on June 1, 2023. The term of the 2017 Plan is scheduled to expire in June 2033. Approval of the A&R 2017 Plan through approval of this proposal will accomplish the following:

•	extend the term of the A&R 2017 Plan to the 10-year anniversary of the Annual Meeting;

•	increase the aggregate number of shares authorized for issuance under the A&R 2017 Plan by 750,000 shares;

•

exclude from reissuance shares tendered by the participant or withheld by the Company to satisfy any tax withholding obligation with respect to options or SARs, shares subject to a SAR that are not issued in connection with its stock settlement, shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options;

•	include for reissuance cash-settled awards and shares tendered by the participant or withheld by the Company to satisfy any tax withholding obligation with respect to full-value awards;

•	add a one-year minimum vesting requirement for all awards;

•	maintain the A&R Plan’s governance features and enhance such features by prohibiting the payment of dividend or dividend equivalent rights on all unvested awards, in addition to unearned awards;

•	revise the award limitations for non-employee directors; and

•	expand authorized amendments to award agreements making clarifications consistent with contemporary market practice.

The closing price of common stock as of April 7, 2025 was $16.54 per share, as reported by the NYSE. If our stockholders approve the A&R 2017 Plan, the A&R 2017 Plan and corresponding increase in share limits will be effective as of June 3, 2025. If our stockholders do not approve the A&R 2017 Plan, the 2017 Plan will remain in effect in its current form and with the current share reserve limitations.

Reasons Why You Should Vote in Favor of this Proposal

Our Board of Directors recommends a vote FOR the approval of the A&R 2017 Plan because it believes that the A&R 2017 Plan is in the best interests of the Company and its stockholders for the following reasons:

•

Attracts and retains talent. Talented executives and employees are essential to executing our business strategies. The purpose of the A&R 2017 Plan is to promote the success of the Company by giving the Company a competitive edge in attracting, retaining and motivating key personnel and providing participants with a plan that provides incentives directly related to increases in the value of the Company.

•

Aligns director, employee and stockholder interests. We currently provide long-term incentives primarily by (i) compensating participants with equity awards, including incentive compensation awards measured by reference to the value of the Company’s equity, (ii) rewarding such participants for the achievement of performance targets with respect to a specified performance period and (iii) motivating such participants by giving them opportunities to receive awards directly related to such performance. If the A&R 2017 Plan is approved, we will be able to maintain our means of aligning the interests of key personnel with the interests of our stockholders.

If this proposal is not approved by our stockholders, and as a consequence we are unable to continue to make equity grants at competitive levels, our Board of Directors believes that our ability to hire and retain highly qualified personnel and our ability to manage future growth will be negatively affected.

Summary of Sound Governance Features of the A&R 2017 Plan

Our Board of Directors believes the A&R 2017 Plan contains several features that are consistent with the interests of our stockholders and sound corporate governance practices, including the following:

No “evergreen” provision. The number of shares of our common stock available for issuance under the A&R 2017 Plan is fixed and not subject to automatic annual increase based upon the number of shares outstanding.

Will not be excessively dilutive to our stockholders. Subject to adjustment, the maximum number of shares of our common stock authorized and reserved for issuance under the A&R 2017 Plan will increase from 2,043,453 to 2,793,453, which reflects 18.3% of our common shares outstanding as of April 7, 2025.

No liberal change in control definition. The change in control definition in the A&R 2017 Plan is not a “liberal” definition and, for example, would not be achieved merely upon stockholder approval of a transaction. A change in control (or the approval of a plan of complete dissolution or liquidation) must actually occur in order for the change in control provisions in the A&R 2017 Plan to be triggered.

No liberal share recycling of options or SARs. Shares tendered by the participant or withheld by the Company to satisfy any tax withholding obligation with respect to options or SARs, shares subject to a SAR that are not issued in connection with its stock settlement, shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options may not be re-granted under the Plan.

No dividends on unvested or unearned awards. The A&R 2017 Plan prohibits the current payment of dividends or dividend equivalent rights on unvested or unearned awards.

Minimum vesting requirements. Awards granted under the Plan will be subject to at least one year of vesting, subject to limited exceptions.

No repricing without stockholder approval. The A&R 2017 Plan prohibits the repricing of outstanding stock options or stock appreciation rights (“SARs”) or the cash buyout of underwater awards without stockholder approval, except for adjustments with respect to a change in control or an equitable adjustment in connection with certain corporate transactions.

Key Stock Plan Data

Share Usage

The following table sets forth information regarding stock-settled, time-vested equity awards granted and performance-based equity awards granted, over each of the last three fiscal years:

	2024	2023	2022
Stock Options/SARs Granted	100,000	0	0
Restricted Shares/Units Granted	272,683	96,672	254,587
Performance-Based Awards Granted	105,034	65,928	0
Weighted-Average Basic Common Shares Outstanding	14,956,165	14,143,127	13,935,403	3-Year Average
Share Usage Rate	3.19%	1.15%	1.83%	2.06%

Overhang

The following table sets forth certain information as of February 1, 2025, unless otherwise noted, with respect to the Company’s outstanding equity awards under the Amended & Restated 2017 Omnibus Equity Incentive Plan, which is the only shareholder approved equity incentive plan under which discretionary equity-based awards may be granted to current and prospective employees, directors, officers and consultants.

Shares subject to outstanding stock options/SARs	100,000
Weighted – average exercise price of outstanding stock options/SARs	$26.63
Weighted – average remaining term of outstanding stock options/SARs	2.9 years
Shares subject to outstanding full-value stock awards	684,000
Shares available for grant under the 2017 Plan	706,888
Additional shares requested for approval under the amended and restated 2017 Plan (i.e., the A&R 2017 Plan)	750,000
Shares of common stock outstanding as of the Record Date	15,283,043

We expect that the share reserve under the A&R 2017 Plan, if this proposal is approved by our stockholders, will be sufficient for awards for approximately four years. Expectations regarding future share usage could be impacted by a number of factors such as award type mix; hiring and promotion activity at the executive level; the rate at which shares are returned to the A&R 2017 Plan’s reserve under permitted addbacks; the future performance of our stock price; the consequences of acquiring other companies; and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations.

Summary of the A&R 2017 Plan

The following is a summary of certain terms and conditions of the A&R 2017 Plan. This summary is qualified in its entirety by reference to the A&R 2017 Plan attached as Appendix A. You are encouraged to read the full A&R 2017 Plan.

Administration. The Compensation Committee administers the A&R 2017 Plan. The Compensation Committee has the authority to determine the terms and conditions of any agreements evidencing any awards granted under the A&R 2017 Plan and to adopt, alter and repeal rules, guidelines and practices relating to the A&R 2017 Plan. The Compensation Committee has full discretion to administer and interpret the A&R 2017 Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

Eligibility. Any current or prospective employees, directors, officers, consultants or advisors of the Company or its affiliates who are selected by the Compensation Committee will be eligible for awards under the A&R 2017 Plan. The Compensation Committee has the sole and complete authority to determine who will be granted an award under the A&R 2017 Plan. As of April 1, 2025, approximately 70 employees and outside directors are eligible to participate in the A&R 2017 Plan.

Number of Shares Authorized. The A&R 2017 Plan provides for an aggregate of 2,043,453 shares of our common stock. No more than 570,000 shares of our common stock may be issued with respect to incentive stock options under the A&R 2017 Plan. No participant may be granted awards of options and stock appreciation rights with respect to more than 570,000 shares of our common stock in any 12-month period. If any award granted under the A&R 2017 Plan is forfeited, expires or otherwise terminates without issuance of shares of common stock, or an award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the shares of our common stock subject to such award, such shares of common stock will again, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be made available for future grants. Notwithstanding anything to the contrary, the following shares of common stock will not be added to the shares available for grant under the A&R 2017 Plan (i) shares tendered by the participant or withheld by the Company in payment of the purchase price of an option, (ii) shares tendered by the participant or withheld by the Company to satisfy any tax withholding obligation with respect to options or stock appreciation rights, (iii) shares subject to a stock appreciation right that are not issued in connection with its stock settlement on exercise thereof, and (iv) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options.

Non-employee Director Limit. Under the A&R 2017 Plan, during any single fiscal year the maximum grant date fair value of cash and equity awards that may be awarded to a non-employee director, taken together with any cash fees paid during such fiscal year, with respect to their Board service during such fiscal year (including service as a member or chair of any committees of the Board) is $750,000; provided, that the independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee director receiving such additional compensation does not participate in the decision to award such compensation.

Minimum Vesting Requirement. Awards under the A&R 2017 Plan (other than cash-based awards) shall not have time- or performance-based vesting schedules that provide for vesting earlier than the first anniversary of the date on which the award is granted; provided, that the following awards shall not be subject to the foregoing minimum vesting requirement: any (i) Substitute Awards (as defined below), (ii) shares of common stock delivered in lieu of fully vested cash obligations, (iii) awards to non-employee directors that vest on earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) any additional awards the Compensation Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the A&R 2017 Plan pursuant to Section 5(b) A&R 2017 Plan; and, provided, further, that the foregoing restriction does not apply to the Compensation Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change in control, in the terms of the award agreement or otherwise.

Dividends and Dividend Equivalents. The Compensation Committee may provide that an award is eligible for dividends or dividend equivalents, payable in cash, shares of common stock, other securities, other awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Compensation Committee; provided, that no dividends or dividend equivalents shall be payable in respect of outstanding (i) options or SARs or (ii) unvested or unearned full-value awards.

Change in Capitalization. If there is a change in our capitalization in the event of a stock or extraordinary cash dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of our common stock or other relevant change in capitalization or applicable law or circumstances, such that the Compensation Committee determines that an adjustment to the terms of the A&R 2017 Plan (or awards thereunder) is necessary or appropriate, then the Compensation Committee shall make adjustments in a manner that it deems equitable. Such adjustments may be to the number of shares reserved for issuance under the A&R 2017 Plan, the number of shares covered by awards then outstanding under the A&R 2017 Plan, the limitations on awards under the A&R 2017 Plan, or the exercise price of outstanding options, or such other equitable substitution or adjustments as it may determine appropriate.

Awards Available for Grant. The Compensation Committee may grant awards of non-qualified stock options, incentive (qualified) stock options, SARs, restricted stock awards, restricted stock units, other stock-based awards, performance compensation awards (including cash bonus awards), other cash-based awards or any combination of the foregoing. Awards may be granted under the A&R 2017 Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines, which are referred to herein as “Substitute Awards.”

Stock Options. The Compensation Committee is authorized to grant options to purchase shares of our common stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. All options granted under the A&R 2017 Plan shall be non-qualified unless the applicable award agreement expressly states that the option is intended to be an “incentive stock option.” Options granted under the A&R 2017 Plan will be subject to the terms and conditions established by the Compensation Committee. Under the terms of the A&R 2017 Plan, the exercise price of the options will not be less than the Fair Market Value (as defined in the A&R 2017 Plan) of our common stock at the time of grant (except with respect to Substitute Awards). Options granted under the A&R 2017 Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of an option granted under the A&R 2017 Plan will be ten years from the date of grant (or five years in the case of a qualified option granted to a 10% stockholder), provided that if the term of a non-qualified option would expire at a time when trading in the shares of our common stock is prohibited by the Company’s insider trading policy, the option’s term shall be extended automatically until the 30th day following the expiration of such prohibition (as long as such extension shall not violate Section 409A of the Code). Payment in respect of the exercise of an option may be made in cash, by check, by cash equivalent and/or by delivery of shares of our common stock valued at the Fair Market Value at the time the option is exercised, provided that such shares are not subject to any pledge or other security interest, or by such other method as the Compensation Committee may permit in its sole discretion, including (i) by delivery of other property having a Fair Market Value equal to the exercise price and all applicable required withholding taxes, (ii) if there is a public market for the shares of our common stock at such time, by means of a broker-assisted cashless exercise mechanism or (iii) by means of a “net exercise” procedure effected by withholding the minimum number of shares otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes. Any fractional shares of common stock will be settled in cash.

Stock Appreciation Rights. The Compensation Committee is authorized to award SARs under the A&R 2017 Plan. SARs will be subject to the terms and conditions established by the Compensation Committee. A SAR is a contractual right that allows a participant to receive, in the form of either cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. An option granted under the A&R 2017 Plan may include SARs, and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option shall be subject to terms similar to the option corresponding to such SARs, including with respect to vesting and expiration. Except as otherwise provided by the Compensation Committee (in the case of Substitute Awards or SARs granted in tandem with previously granted options), the strike price per share of our common stock underlying each SAR shall not be less than 100% of the Fair Market Value of such share, determined as of the date of grant and the maximum term of a SAR granted under the A&R 2017 Plan will be ten years from the date of grant. The remaining terms of each grant of SARs shall be established by the Compensation Committee and reflected in the award agreement.

Restricted Stock. The Compensation Committee is authorized to grant restricted stock under the A&R 2017 Plan, which will be subject to the terms and conditions established by the Compensation Committee. Restricted stock is common stock that is generally non-transferable and is subject to other restrictions determined by the Compensation Committee for a specified period. Any accumulated dividends will be payable at the same time that the underlying restricted stock vests.

Restricted Stock Unit Awards. The Compensation Committee is authorized to grant restricted stock unit awards, which will be subject to the terms and conditions established by the Compensation Committee. A restricted stock unit award, once vested, may be settled in a number of shares of our common stock equal to the number of units earned, or in cash equal to the Fair Market Value of the number of shares of our common stock, earned in respect of such restricted stock unit award of units earned, at the election of the Compensation Committee. Restricted stock units may be settled at the expiration of the period over which the units are to be earned or at a later date selected by the Compensation Committee. To the extent provided in an award agreement, the holder of outstanding restricted stock units shall be entitled to be credited with dividend equivalent payments upon the payment by us of dividends on shares of our common stock, either in cash or, at the sole discretion of the Compensation Committee, in shares of our common stock having a Fair Market Value equal to the amount of such dividends, and interest may, at the sole discretion of the Compensation Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Compensation Committee, which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time that the underlying restricted stock units are settled.

Other Stock-Based Awards. The Compensation Committee is authorized to grant awards of unrestricted shares of our common stock, rights to receive grants of awards at a future date or other awards denominated in shares of our common stock under such terms and conditions as the Compensation Committee may determine and as set forth in the applicable award agreement.

Performance Compensation Awards. The Compensation Committee may grant any award under the A&R 2017 Plan in the form of a “Performance Compensation Award” (including cash bonuses) by conditioning the number of shares earned or vested, or any payout, under the award on the satisfaction of certain “Performance Goals.” Such Performance Goals may include (but will not be limited to) the following:

•	net earnings or net income (before or after taxes);

•	basic or diluted earnings per share (before or after taxes);

•	net revenue or net revenue growth;

•	gross revenue or gross revenue growth, gross profit or gross profit growth;

•	net operating profit (before or after taxes);

•	return measures (including, but not limited to, return on investment, assets, net assets, capital, gross revenue or gross revenue growth, invested capital, equity or sales);

•	cash flow measures (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital), which may but are not required to be measured on a per-share basis;

•	earnings before or after taxes, interest, depreciation, and amortization (including EBIT and EBITDA);

•	gross or net operating margins;

•	productivity ratios;

•	share price (including, but not limited to, growth measures and total shareholder return);

•	expense targets or cost reduction goals, general and administrative expense savings;

•	operating efficiency;

•	objective measures of customer satisfaction;

•	working capital targets;

•	measures of economic value added or other “value creation” metrics;

•	enterprise value;

•	stockholder return;

•	customer retention;

•	competitive market metrics;

•	employee retention;

•	total company comparable sales;

•

objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets);

•	system-wide revenues;

•	cost of capital, debt leverage year-end cash position or book value;

•	strategic objectives, development of new product lines and related revenue, sales and margin targets, or international operations; or

•	any combination of the foregoing.

Any Performance Goal elements can be stated as a percentage of another Performance Goal or used on an absolute, relative or adjusted basis to measure the performance of the Company and/or its affiliates or any divisions, operations or business units, product lines, asset classes, brands, or administrative departments or any combination thereof, as the Compensation Committee deems appropriate. Performance Goals may be compared to the performance of a group of comparator companies or a published or special index that the Compensation Committee deems appropriate or stock market indices. The Compensation Committee may provide for accelerated vesting of any award based on the achievement of Performance Goals.

The Compensation Committee may also specify adjustments or modifications to be made to the calculation of a Performance Goal for such performance period based on and in order to appropriately reflect any of the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific, unusual or nonrecurring events; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; and (x) a change in our fiscal year.

Unless otherwise provided in the applicable award agreement, a participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that (i) the Compensation Committee has determined that the Performance Goals for such period are achieved; and (ii) all or some of the portion of such participant’s Performance Compensation Award has been earned for the performance period based on the application of the “Performance Formula” (as defined in the A&R 2017 Plan) to such Performance Goals.

Effect of a Change in Control. Unless otherwise provided in an award agreement, or any applicable employment, consulting, change in control, severance or other agreement between a participant and us, in the event of a change in control, if (A) the buyer or successor company has agreed to provide for the substitution, assumption, exchange or other continuation of equity awards granted pursuant to the A&R 2017 Plan, then in the event that a participant’s employment or service is involuntarily terminated other than for cause (and other than due to death or disability) within the 12-month period following a change in control or (B) if the buyer or successor company has not agreed to a provision for the substitution, assumption, exchange or other continuation of equity awards granted pursuant to the A&R 2017 Plan, then, in either case, the Compensation Committee may provide that (i) all then-outstanding options and SARs will become immediately exercisable as of such participant’s date of termination with respect to all of the shares subject to such option or SAR; and/or (ii) the restricted period shall expire as of such participant’s date of termination with respect to all of the then-outstanding shares of restricted stock or restricted stock units (including without limitation a waiver of any applicable Performance Goals); provided that any award whose vesting or exercisability is otherwise subject to the achievement of performance conditions, the portion of such award that shall become fully vested and immediately exercisable shall be based on the assumed achievement of target performance as determined by the Compensation Committee. In addition, the Compensation Committee may in its discretion and upon at least ten days’ notice to the affected persons, cancel any outstanding award and pay the holders, in cash, securities or other property (including of the acquiring or successor company), or any combination thereof, the value of such awards based upon the price per share of our common stock received or to be received by other stockholders of the Company in the event. Notwithstanding the above, the Compensation Committee shall exercise such discretion over the timing or settlement of any award subject to Section 409A of the Code at the time such award is granted.

Nontransferability. Each award may be exercised during the participant’s lifetime by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative. No award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution unless the Compensation Committee permits the award to be transferred (without payment of monetary consideration) to a permitted transferee (as defined in the A&R 2017 Plan).

Prohibition on Repricing. Other than in connection with a change in control or pursuant to the A&R 2017 Plan’s equitable adjustment provisions, if (i) the Compensation Committee reduces the exercise price of any option or the strike price of any SAR, (ii) the Compensation Committee cancels any outstanding option or SAR and replaces it with a new option or SAR (with a lower exercise price or strike price, as the case may be) or other award or cash in a manner that would either (A) be reportable on the Company’s proxy statement or Form 10-K (if applicable) as options that have been “repriced”, or (B) result in any “repricing” for financial statement reporting purposes (or otherwise cause the award to fail to qualify for equity accounting treatment), (iii) the Compensation Committee takes any other action that is considered a “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation service on which the common stock is listed or quoted, or (iv) the Compensation Committee cancels any outstanding option or SAR that has a per-share exercise price or strike price (as applicable) at or above the fair market value of a share of common stock on the date of cancellation, and pays any consideration to the holder thereof, whether in cash, securities, or other property, or any combination thereof, then, in the case of the immediately preceding clauses (i) through (iv), any such action shall not be effective without shareholder approval.

Amendment. The A&R 2017 Plan has a term of 10 years. Our Board of Directors may amend, suspend or terminate the A&R 2017 Plan at any time, subject to stockholder approval if necessary to comply with any tax,

NYSE or other applicable regulatory requirement. No amendment, suspension or termination will materially and adversely affect the rights of any participant or recipient of any award without the consent of the participant or recipient.

The Compensation Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award theretofore granted or the associated award agreement, prospectively or retroactively; provided that (i) any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any option theretofore granted will not to that extent be effective without the consent of the affected participant, holder or beneficiary, (ii) the Compensation Committee has not determined that such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination is either required or advisable in order for the Company, the A&R 2017 Plan or the award to satisfy any applicable law or regulation, and (iii) provided, further, that except as otherwise permitted under the A&R 2017 Plan or in connection with a change of control, without stockholder approval, (A) no amendment or modification may reduce the option price of any option or the strike price of any SAR, (B) the Compensation Committee may not cancel any outstanding option and replace it with a new option (with a lower exercise price) or cancel any SAR and replace it with a new SAR (with a lower strike price) or other award or cash in a manner that would be treated as a repricing (for compensation disclosure or accounting purposes) and (C) the Compensation Committee may not take any other action considered a repricing for purposes of the stockholder approval rules of the applicable securities exchange on which our common shares are listed. However, stockholder approval is not required with respect to clauses (A), (B), and (C) above with respect to certain adjustments on changes in capitalization. In addition, none of the requirements described in the preceding clauses (A), (B), and (C) can be amended without the approval of our stockholders.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise and vesting of awards under the A&R 2017 Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local or payroll tax considerations. This summary assumes that all awards described in the summary are exempt from, or comply with, the requirement of Section 409A of the Code. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Stock Options. Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon vesting or exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming the holding period is satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the Fair Market Value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to certain executives. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

No income will be realized by a participant upon grant or vesting of an option that does not qualify as an incentive stock option (a “non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the Fair Market Value of the underlying exercised shares over the option exercise price paid at the time of exercise, and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price. We will be able to deduct this same excess amount for U.S. federal income tax purposes, but such deduction may be limited under Section 280G of the Code for compensation paid to certain executives. In the event of a sale of shares received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.

SARs. No income will be realized by a participant upon grant or vesting of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the Fair Market Value of the payment received in respect of the SAR. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Section 280G of the Code for compensation paid to certain executives.

Restricted Stock. A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture (i.e., the vesting date), the participant will have taxable compensation equal to the difference between the Fair Market Value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the Fair Market Value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to us. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act). We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Section 280G of the Code for compensation paid to certain executives.

Restricted Stock Units. A participant will not be subject to tax upon the grant or vesting of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the Fair Market Value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. We will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Section 280G of the Code for compensation paid to certain executives.

Interests of Certain Persons in the Action Taken

Each of our directors and executive officers is a potential recipient of awards under the A&R 2017 Plan. While as of the date this proxy statement is first sent to stockholders our Board and the Compensation Committee have not committed to grant any awards to any director or executive officer not otherwise disclosed herein, we expect that the Board and Compensation Committee will grant awards to such participants in accordance with the A&R 2017 Plan and our current compensation policies.

Equity Compensation Plan Information

The following table provides information as of February 1, 2025 about equity securities that may be issued under the Company’s existing equity compensation plans and arrangements:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(1)
Equity Compensation Plans Approved by Security Holders	—	—	706,888
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	—	—	706,888

(1)	Includes shares available for future issuance under the 2017 Plan.

New Plan Benefits

The Company has not approved any awards that are conditioned upon stockholder approval of the A&R 2017 Plan. Other than with respect to annual RSU awards to our non-employee directors, future awards under the A&R 2017 Plan will be determined by our Board of Directors (or committee thereof) in its discretion. It is, therefore, not possible to predict the awards that will be made to particular officers in the future under the A&R 2017 Plan. For information regarding grants made in fiscal year 2024 to our named executive officers under the A&R Plan, see the Summary Compensation Table above. For information regarding outstanding equity awards held by our NEOs as of February 1, 2025, please refer to the “Outstanding Equity Awards at Fiscal Year End” table above.

Vote Required

Approval of the A&R 2017 Plan requires the affirmative vote of a majority of the voting power of shares of stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will be counted for purposes of determining the number of shares present or represented at the virtual Annual Meeting and, accordingly will have the same effect as an AGAINST vote on of this proposal.

Our Board of Directors unanimously recommends that stockholders vote FOR the A&R 2017 Plan.

PROPOSAL FOUR

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s stockholders are entitled to vote to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. This advisory (non-binding) vote is commonly referred to as a “say-on-pay” vote.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the policies and practices described in this Proxy Statement. The compensation of the Company’s named executive officers subject to the say-on-pay vote is disclosed in the compensation tables and the related narrative disclosures that accompany the compensation tables contained in the “Executive Compensation” section of this Proxy Statement. As described in those disclosures, the Company believes that its compensation policies and decisions are strongly aligned with our stockholders’ interests and consistent with current market practices. Compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

Vote Required

Our Board of Directors is requesting that our stockholders approve the compensation of our named executive officers. Approval of the compensation of our named executive officers requires the affirmative vote of a majority of the voting power of shares of stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will be counted for purposes of determining the number of shares present or represented at the virtual Annual Meeting and, accordingly will have the same effect as an AGAINST vote on this proposal.

Because the vote is advisory, it is not binding on the Board of Directors or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board of Directors and, accordingly, the Board of Directors and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Our Board of Directors unanimously recommends that stockholders vote FOR the advisory vote to approve the compensation of our named executive officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 7, 2025 unless otherwise noted below for the following:

•	each person, or group of affiliated persons, who we know to beneficially own more than 5% of our common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

The percentage of ownership is based on 15,283,043 shares of common stock outstanding as of April 7, 2025.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws.

Unless otherwise indicated, the address of each person or entity named in the table below is c/o J.Jill, Inc., 4 Batterymarch Park, Quincy, Massachusetts 02169.

5% Stockholders	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Entities affiliated with TowerBrook(1)	7,338,933	48.0%
Divisadero Street Capital Management, LP(2)	1,501,341	9.8%
Paradigm Capital Management Inc.(3)	921,300	6.0%
Named Executive Officers and Directors
Claire Spofford	131,861	*
Michael Rahamim	373,583	2.4%
Mark Webb	78,811	*
Courtnee Chun	7	*
Michael Eck	30,430	*
Shelley Liebsch	10,304	*
Maria Martinez	3,233	*
Shelley Milano	13,218	*
Jyothi Rao	14,838	*
Michael Recht	—	—
Andrew Rolfe	14,166	*
Elliot Staples	6,007	*
James Scully	—	—
All directors and executive officers as a group	676,458	4.4%

*	Represents beneficial ownership of less than 1% of shares outstanding.

(1)

The shares of common stock are held directly by TI IV JJill Holdings, LP. The general partner of TI IV JJill Holdings, LP is TI IV JJ GP, LLC. The sole member of TI IV JJ GP, LLC is TowerBrook Investors IV (Onshore), L.P. The general partner of TowerBrook Investors IV (Onshore), L.P. is TowerBrook Investors GP IV, L.P., and its ultimate general partner is TowerBrook Investors, Ltd. The natural persons that have voting or investment power over shares of common stock beneficially owned by TowerBrook Investors

GP IV, L.P. and TowerBrook Investors, Ltd. are Neal Moszkowski, Jonathan Bilzin and Karim Saddi. The address of each of the entities and natural persons identified in this footnote is c/o TowerBrook Capital Partners L.P., 65 East 55th Street, 19th Floor, New York, New York 10022.

(2)	The business address for Divisadero Street Capital Management, LP is 3480 Main Highway, Suite 204 Miami, FL 33133.

(3)	The business address for Paradigm Capital Management Inc. is 410 Park Avenue, Suite 1620, New York, NY 10022.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who beneficially own more than 10% of a registered class of our common stock or other equity securities to file with the SEC certain reports of ownership and reports of changes in ownership of our securities. Executive officers, directors and stockholders who hold more than 10% of our outstanding common stock are required by the SEC to furnish us with copies of all required forms filed under Section 16(a). Based solely on a review of this information and written representations from these persons that no other reports were required, we believe that, during the prior fiscal year, all of our executive officers, directors, and to our knowledge, 10% stockholders complied with the filing requirements of Section 16(a) of the Exchange Act, except that Ms. Chun’s Form 4 filed on October 4, 2024 was filed late due to administrative error.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Other than compensation arrangements for our named executive officers and directors, we describe below each transaction or series of similar transactions, since beginning of Fiscal Year 2024, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•

any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our named executive officers and directors are described in the sections entitled “Executive Compensation” and “Director Compensation.”

Indemnification arrangements for our named executive officers and directors are described below under “Indemnification Agreements.”

Policies and Procedures for Related Party Transactions

We have adopted a written Related Person Transaction Policy (the “policy”), which sets forth our policy with respect to the review, approval, ratification and disclosure of all related person transactions by our Audit Committee. In accordance with the policy, our Audit Committee has overall responsibility for the implementation and compliance with the policy.

For purposes of the policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeded, exceeds or will exceed $120,000 and in which any related person (as defined in the policy) had, has or will have a direct or indirect material interest. A “related person transaction” does not include any employment relationship or transaction involving an executive officer and any related compensation resulting solely from that employment relationship that has been reviewed and approved by our Board of Directors or Compensation Committee.

The policy requires that notice of a proposed related person transaction be provided to our legal department prior to entering into such transaction. If our legal department determines that such transaction is a related person transaction, the proposed transaction will be submitted to our Audit Committee for consideration at its next meeting. Under the policy, only our Audit Committee will be permitted to approve those related person transactions that are in, or not inconsistent with, our best interests and the best interests of our stockholders. In the event we become aware of a related person transaction that has not been previously reviewed, approved or ratified under the policy and that is ongoing or is completed, the transaction will be submitted to our Audit Committee so that it may determine whether to ratify, rescind or terminate the related person transaction.

The policy also provides that our Audit Committee will review certain previously approved or ratified related person transactions that are ongoing to determine whether the related person transaction remains in our best interests and the best interests of our stockholders. Additionally, we will make periodic inquiries of directors and executive officers with respect to any potential related person transaction of which they may be a party or of which they may be aware.

Elm Street Consulting Agreement

On December 9, 2024, the Company and Elm ST Advisors, LLC (“Elm Street”) entered into a consulting services agreement (the “Consulting Agreement”), pursuant to which Elm Street will assist the Company in developing enhanced operational strategies with a focus on growth opportunities. The Company will pay Elm Street an upfront fee of $200,000 and monthly installment payments of $300,000 for the term of the Consulting Agreement, which terminates on June 9, 2025. Elm Street will also be granted the option to purchase 100,000 shares of Company common stock subject to vesting during the term of the Consulting Agreement at the discretion of the Company upon achievement of certain milestones. The grant price of the options will be the closing price of Company shares on December 13, 2024. The Consulting Agreement was amended on March 11, 2025 to extend the term of the Consulting Agreement, modify the timing of consideration paid to Elm Street and reduce the number of stock options awarded from 100,000 to 33,334. All other terms and conditions remain in effect.

Elm Street is owned by James Scully, who served as a director on the Company’s Board of Directors until June 2024. As a result, in compliance with the Company’s Related Person Transaction Policy, the Consulting Agreement was reviewed and approved by the Board’s Audit Committee.

Stockholders Agreement

In connection with our IPO, on March 14, 2017 we entered into a Stockholders Agreement with TI IV, which, as further described below, contains certain rights for TI IV.

Consent Rights

For so long as TI IV beneficially owns at least 50% of our common stock, TI IV will have prior approval rights over the following transactions:

•	Any increase or decrease in the size of our Board of Directors;

•

Any incurrence of indebtedness (other than (i) debt existing as of the date of the Stockholders Agreement or refinancing thereof, (ii) capital leases approved by our Board of Directors and (iii) intercompany debt) in excess of $10.0 million;

•

Any authorization, creation (by way of reclassification, merger, consolidation or otherwise) or issuance of equity securities (including preferred stock) other than issuances (i) pursuant to an equity compensation plan, (ii) by a subsidiary to us or another wholly owned subsidiary or (iii) upon conversion of convertible securities or exercise of options or warrants outstanding as of the date of the Stockholders Agreement or issued in compliance with the Stockholders Agreement;

•

Any redemption or repurchase of our equity securities, other than (i) from any director, officer, independent contractor or employee in connection with the termination of the employment or services of such director, officer or employee as contemplated by the applicable equity compensation plan or award agreement or (ii) pursuant to an offer made pro rata to all stockholders party to the Stockholders’ Agreement;

•	Any material acquisition of the assets or equity interests of any other entity in any single transaction or series of related transactions;

•	Any fundamental changes to the nature of our business that involve the entry into any new line of business;

•	The adoption, approval or issuance of any “poison pill,” stockholder or similar rights plan by us or our subsidiaries or any amendment of such plan;

•	Any amendment, restatement or modification of our certificate of incorporation, as amended, or by-laws;

•

Any payment or declaration of any dividend or other distribution on any of our equity securities or entering into a recapitalization transaction the primary purpose of which is to pay a dividend, other than dividends required to be made pursuant to the terms of any outstanding preferred stock;

•	Appointment or removal of the chairperson of our Board of Directors or any officer of the Corporation that would be subject to Section 16 of the Exchange Act;

•	The consummation of a change of control or entry into any contract or agreement the effect of which would be a change of control; and

•

Our or any of our subsidiaries’ entry into any voluntary liquidation, dissolution or commencement of bankruptcy or insolvency proceedings, the adoption of a plan with respect to any of the foregoing or the decision not to oppose any similar proceeding commenced by a third party.

The effect of the Stockholders Agreement will be that TI IV may maintain control over our significant corporate transactions.

Composition of our Board of Directors

The Stockholders Agreement also provides TI IV with certain rights with respect to the designation of directors to serve on our Board of Directors. As set forth in the Stockholder’s Agreement, for so long as TI IV beneficially owns at least 50% of our common stock, it is entitled to designate for nomination a majority of our Board of Directors. When TI IV beneficially owns less than 50% of our common stock but owns at least 10% of our common stock, TI IV is entitled to designate for nomination a number of directors in proportion to its ownership of our common stock, rounded up to the nearest whole person. When TI IV owns less than 10% of our common stock but owns at least 5% of our common stock, TI IV is entitled to designate for nomination the greater of (i) a number of directors in proportion to its ownership of our common stock, rounded up to the nearest whole person, and (ii) one director.

Registration Rights Agreement

In connection with our IPO, we entered into a registration rights agreement on March 14, 2017 that provides TI IV an unlimited number of “demand” registrations and customary “piggyback” registration rights, and provides certain members of our management with customary “piggyback” registration rights. The registration rights agreement also provides that we will pay certain expenses relating to such registrations and indemnify the registration rights holders against certain liabilities which may arise under the Securities Act of 1933, as amended.

Services Agreement

We are party to a services agreement with TowerBrook, pursuant to which TowerBrook has performed and will perform management support advisory services, planning and finance services for us. Under the services agreement, we agreed to pay and reimburse reasonable out of pocket expenses to TowerBrook for conducting these advisory services. In Fiscal Year 2023, we reimbursed TowerBrook $14,300 in relation to these services.

Indemnification Agreements

We have entered into customary indemnification agreements with our executive officers and directors that provide, in general, that we will provide them with customary indemnification in connection with their service to us or on our behalf.

These indemnification agreements require us, among other things, to indemnify our directors and officers against liabilities that may arise by reason of their status or service as directors or officers, other than liabilities arising from willful misconduct. These indemnification agreements also require us to advance any expenses incurred by the directors or officers as a result of any proceeding against them as to which they could be indemnified and to obtain directors’ and officers’ insurance, if available on reasonable terms.

Subordinated Facility

On September 30, 2020, in connection with our out-of-court restructuring, we entered into the subordinated facility, with a group of lenders that includes TI IV and Mr. Rahamim (the “Subordinated Facility” and the lenders thereunder, the “Subordinated Lenders”). The Subordinated Facility provides for a secured term loan facility in an aggregate principal amount equal to $15.0 million with an additional incremental capacity subject to certain customary conditions and its proceeds have been used for general corporate purposes.

In accordance with the Subordinated Facility, the Company issued warrants to the Subordinated Lenders, all of which were exercised by the Subordinated Lenders in the third quarter of Fiscal Year 2024 and net share settled for 3,572,664 shares of our common stock.

STOCKHOLDER PROPOSALS

To be considered for inclusion in next year’s proxy statement and form of proxy, stockholder proposals for the 2026 Annual Meeting of Stockholders must be received at our principal executive offices no later than December 10, 2025 unless the date of the 2026 Annual Meeting of Stockholders is more than 30 days before or after June 3, 2026 in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials.

For any proposal or director nomination that is not submitted for inclusion in next year’s proxy statement pursuant to the process set forth above, but is instead sought to be presented directly at the 2026 Annual Meeting of Stockholders, stockholders are advised to review our by-laws as they contain requirements with respect to advance notice of stockholder proposals and director nominations. To be timely, the notice must be received at our principal executive offices no earlier than 120 days and no later than 90 days prior to the first anniversary of the date of the prior year’s annual meeting of stockholders. Accordingly, any such stockholder proposal or director nomination must be received between February 3, 2026 and March 5, 2026 for the 2026 Annual Meeting of Stockholders. In the event that the 2026 Annual Meeting of Stockholders is convened more than 30 days prior to or delayed by more than 60 days after June 3, 2026, notice by the stockholder, to be timely, must be received no earlier than the 120th day prior to the 2026 Annual Meeting of Stockholders and no later than the later of (1) the 90th day prior to the 2026 Annual Meeting of Stockholders and (2) the 10th day following the day on which we notify stockholders of the date of the 2026 Annual Meeting of Stockholders, either by mail or other public disclosure.

In addition to satisfying the foregoing requirements under our by-laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to the Company and its principal executive offices no later than April 5, 2026. However, if the date of the 2026 Annual Meeting is changed by more than 30 calendar days from the anniversary date of the 2025 annual meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2026 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2026 Annual Meeting is first made by the Company.

All proposals should be sent to our principal executive offices at J.Jill, Inc., Attn: Secretary and General Counsel, 4 Batterymarch Park, Quincy, Massachusetts 02169.

We advise you to review our by-laws for additional stipulations relating to the process for identifying and nominating directors, including advance notice of director nominations and stockholder proposals. Copies of the pertinent by-law provisions are available on request to the Secretary and General Counsel at the address set forth above.

HOUSEHOLDING MATTERS

The SEC has adopted rules that permit companies to deliver a single Notice of Internet Availability or a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. This means that only one copy of the Annual Report, this Proxy Statement and Notice may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of the Notice of Internet Availability and/or Proxy Statement either now or in the future, please contact our Secretary and General Counsel by mailing a request to Attn: Secretary and General Counsel, 4 Batterymarch Park, Quincy, Massachusetts 02169 or call (203) 682-8200. Upon written or oral request to the Secretary and General Counsel, we will promptly provide a separate copy of the Annual Report and this Proxy Statement and Notice. In addition, stockholders at a shared address who receive multiple Notices of Internet Availability or multiple copies of proxy statements may request to receive a single Notice of Internet Availability or a single copy of proxy statements in the future in the same manner as described above.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for Fiscal Year 2024 as filed with the SEC is accessible free of charge on our Investor Relations website at https://investors.jjill.com/ under Financial Information—SEC Filings. The Annual Report on Form 10-K contains our audited consolidated balance sheets and the related consolidated statements of operations and comprehensive income (loss), of members’ equity and of cash flows as of February 1, 2025 and February 3, 2024, and the results of their operations and cash flows for the years ended February 1, 2025, February 3, 2024, and January 28, 2023. You can request a copy of our Annual Report on Form 10-K free of charge by sending a written request to J.Jill, Inc., Attn: Secretary and General Counsel, 4 Batterymarch Park, Quincy, Massachusetts 02169. Please include your contact information with the request.

OTHER MATTERS

Other than those matters set forth in this Proxy Statement, we do not know of any additional matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors recommends.

THE BOARD OF DIRECTORS

Dated: April 9, 2025

ANNUAL MEETING OF STOCKHOLDERS OF J.JILL, INC.
June 3, 2025 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement and Annual Report to Stockholders are available at http://www.astproxyportal.com/ast/JJill
Please sign, date and mail your proxy card in the envelope provided as soon as possible.
Please detach along perforated line and mail in the envelope provided. C 060325
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x
NOMINEES:
FOR THE NOMINEES O Michael Eck
O Shelley Milano
FOR WITHHOLD THE NOMINEES AUTHORITY O Michael Recht Chun
O Courtnee FOR ALL EXCEPT O Mary Ellen Coyne
(See instructions below)
and fill in the circle next to each nominee you wish to withhold, as shown here:
2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the current fiscal year ending January 31, 2026.
3. To approve the J.Jill, Inc. Amended & Restated 2017 Omnibus Equity Incentive Plan.
4. To approve, on an advisory basis, the compensation of the Company’s named executive officers.
FOR AGAINST ABSTRAIN
Note: Such other business as may properly come before the meeting or any adjournment or postponement thereof.
The Board of Directors recommends that you vote “FOR” the election of the director nominees listed in Proposal 1 and “FOR” Proposals 2, 3 and 4. The shares represented by this proxy will be voted as specified herein, or if no choice is specified, such shares will be voted “FOR” the director nominees listed in Proposal 1 and “FOR” Proposals 2, 3 and 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the virtual Annual Meeting and any postponements or adjournments thereof.
If you vote your proxy by Internet, you do NOT need to mail back your proxy card. Your Internet vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.
Signature of Stockholder Date: Signature of Stockholder Date:
Note: title Please as such sign .exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign such . .When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person give full .

**ANNUAL MEETING OF STOCKHOLDERS OF**

# J.JILL, INC.

**June 3, 2025**

**GO GREEN**

C 060325

1. To elect five directors.

☐ FOR THE NOMINEES

☐ WITHHOLD AUTHORITY FOR THE NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Michael Eck
- ○ Shelley Milano
- ○ Michael Recht
- ○ Courtnee Chun
- ○ Mary Ellen Coyne

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING J.JILL, OF STOCKHOLDERS INC. OF June 3, 2025
PROXY VOTING INSTRUCTIONS
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
Vote online until 11:59 PM EDT the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiconnect.com/298043967 (password: jjill2025) and be sure to have your control number available. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.
COMPANY NUMBER ACCOUNT NUMBER
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement and Annual Report to Stockholders are available at http://www.astproxyportal.com/ast/JJill
Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.
20530000000000001000 6 060325
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x
1. To elect five directors.
NOMINEES:
FOR THE NOMINEES O Michael Eck
O Shelley Milano
FORWITHHOLD THE NOMINEES(AUTHORITY) O O Courtnee Michael (Recht)Chun
FOR ALL EXCEPT O Mary Ellen Coyne
(See instructions below)
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here:
2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the current fiscal year ending January 31, 2026.
3. To approve the J.Jill, Inc. Amended & Restated 2017 Omnibus Equity Incentive Plan.
4. To approve, on an advisory basis, the compensation of the Company’s named executive officers.
FOR AGAINST ABSTRAIN
or Note: postponement Such other thereof business . as may properly come before the meeting or any adjournment
The Board of Directors recommends that you vote “FOR” the election of the director nominees listed in Proposal 1 and “FOR” Proposals 2, 3 and 4. The shares represented by this proxy will be voted as specified herein, or if no choice is specified, such shares will be voted “FOR” the director nominees listed in Proposal 1 and “FOR” Proposals 2, 3 and 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the virtual Annual Meeting and any postponements or adjournments thereof.
If you vote your proxy by Internet, you do NOT need to mail back your proxy card. Your Internet vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.
Signature of Stockholder Date: Signature of Stockholder Date:
Note: title Please as such sign .exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign such . .When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person give full .

ANNUAL MEETING OF STOCKHOLDERS OF

# J.JILL, INC.

**June 3, 2025**

## PROXY VOTING INSTRUCTIONS

| | |
|---|---|
| COMPANY NUMBER | |
| ACCOUNT NUMBER | |
| | |

20530000000000001000 6 060325

1. To elect five directors.

☐ FOR THE NOMINEES

☐ WITHHOLD AUTHORITY FOR THE NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Michael Eck
- ○ Shelley Milano
- ○ Michael Recht
- ○ Courtnee Chun
- ○ Mary Ellen Coyne

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

J.JILL, INC.
ANNUAL MEETING OF STOCKHOLDERS – JUNE 3, 2025
This proxy is solicited by the Board of Directors for use at the J.Jill, Inc. virtual Annual Meeting of Stockholders on June 3, 2025 or any postponement(s) or adjournment(s) thereof.
The undersigned, having read the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 9, 2025, receipt of which is acknowledged hereby, does hereby appoint Michael Rahamim and Kathleen Stevens, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution and revocation, fo , Inc. virtual Annual Meeting of Stockholders a pect to all of the shares of common stock of respect to which the undersigned is entitled possess if personally pres-ent and acting as esday, June 3, 2025 at 8:00 AM EDT via live ill not be able to attend the meeting at a phy attend the meeting online, vote your shares or more information on how to participate in t kholders.
The shares repr the reverse side, or if no choice is specifi listed in Proposal 1, and “FOR” Proposals 2, 3 and 4. In their discretion, the proxies are authorized to vote upon such other busi- . n . e.s .s . a.s . m . .a y . .p .r o . p . e . r.l y . . c o . m . .e . b .e .f o . r.e . t.h .e . v.ir .t.u a . l. A . n . n . u . a .l .M . e . e.ti.n .g . a . n . d . a . n . y . .postponements or adjournments thereof.
(Continued and to be signed on the reverse side.) 0 1.1 14475

0

# J.JILL, INC.

## ANNUAL MEETING OF STOCKHOLDERS – JUNE 3, 2025

The undersigned, having read the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 9, 2025, receipt of which is acknowledged hereby, does hereby appoint Michael Rahamim and Kathleen Stevens, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution and revocation, for and in the name of the undersigned, to vote and act at the J.Jill, Inc. virtual Annual Meeting of Stockholders and at any postponement(s) or adjournment(s) thereof, with respect to all of the shares of common stock of the undersigned, standing in the name of the undersigned or with respect to which the undersigned is entitled to vote or act, with all of the powers which the undersigned would possess if personally present and acting as set forth on the reverse. The Annual Meeting will be held on Tuesday, June 3, 2025 at 8:00 AM EDT via live webcast at https://web.lumiconnect.com/298043967. While you will not be able to attend the meeting at a physical location, as a stockholder of J.Jill, Inc., you will be able to attend the meeting online, vote your shares electronically and submit questions during the Annual Meeting. For more information on how to participate in the Annual Meeting, please see Notice of Annual Meeting of Stockholders.

1.1

**(Continued and to be signed on the reverse side.)**

14475